UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GATX CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

GATX CORPORATION 222 WEST ADAMS STREET CHICAGO, IL 60606 (312) 621-6200

March 16, 2012

Dear Shareholder:

You are invited to attend our 2012 Annual Meeting of Shareholders on Friday, April 27, 2012, at 9:00 a.m., central time, at The Northern Trust Company, 50 South LaSalle Street, Sixth Floor Assembly Room, Chicago, Illinois. You can find a map showing the location of the meeting at the end of the attached Proxy Statement. Registration will begin at 8:30 a.m. and refreshments will be served.

The Proxy Statement describes the business to be conducted at the meeting and contains other information concerning GATX that you should be aware of when you vote your shares. The principal business of the meeting will be to (i) elect directors, (ii) ratify the appointment of our independent registered public accounting firm for the current year, (iii) approve the GATX Corporation 2012 Incentive Award Plan and (iv) adopt a shareholder advisory resolution to approve our executive compensation. We also plan to report on GATX’s results and current outlook.

Whether or not you plan to attend in person, please ensure that your shares are represented at the meeting by promptly voting and submitting your proxy by Internet, by telephone or by signing, dating and returning your Proxy Card in the enclosed envelope. On behalf of our Board of Directors and management, I would like to thank you for your continued interest in GATX Corporation. We hope you will be able to attend the meeting and look forward to seeing you there.

Very truly yours,

Chairman of the Board,

President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on April 27, 2012.

The Company’s Proxy Statement for the 2012 Annual Meeting of Shareholders, the Annual Report to Shareholders for the year ended December 31, 2011, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, are available at: http://bnymellon.mobular.net/bnymellon/gmt.

GATX CORPORATION 222 WEST ADAMS STREET CHICAGO, IL 60606 (312) 621-6200

Notice of Annual Meeting of Shareholders

To all GATX Shareholders:

The 2012 Annual Meeting of the Shareholders of GATX Corporation (the “Company”) will be held at The Northern Trust Company, 50 South LaSalle Street, Sixth Floor Assembly Room, Chicago, Illinois, on Friday, April 27, 2012, at 9:00 a.m., central time, for the following purposes:

1. To elect the eight directors named in the attached proxy statement to serve until the 2013 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

The Board of Directors recommends that you vote FOR each of the director nominees.

2. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for GATX Corporation for 2012.

The Board of Directors recommends that you vote FOR the ratification of the appointment of Ernst & Young LLP.

3. To approve the GATX Corporation 2012 Incentive Award Plan.

The Board of Directors recommends that you vote FOR the approval of the GATX 2012 Incentive Award Plan.

4. To adopt an advisory resolution to approve the Company’s executive compensation.

The Board of Directors recommends that you vote FOR adoption of the advisory resolution on the Company’s executive compensation.

5. To transact such other business as may properly come before the meeting.

Holders of the Company’s common stock and both series of $2.50 Cumulative Convertible Preferred Stock of record at the close of business on March 2, 2012, will be entitled to vote at the meeting.

Whether or not you plan to attend the meeting in person, please vote, sign, date and promptly return the enclosed proxy. Alternatively, you may vote by telephone or Internet by following the instructions in the enclosed proxy. You may revoke your proxy and vote in person at the meeting if you desire to do so.

By Order of the Board of Directors,

Senior Vice President,

General Counsel and Secretary

March 16, 2012

Chicago, Illinois

GATX CORPORATION 222 WEST ADAMS STREET CHICAGO, IL 60606 (312) 621-6200

March 16, 2012

PROXY STATEMENT

INFORMATION REGARDING VOTING AT THE

2012 ANNUAL MEETING

The accompanying proxy is solicited on behalf of the Board of Directors of GATX Corporation (“GATX” or the “Company”) for use at the Annual Meeting of Shareholders to be held on Friday, April 27, 2012 (the “Annual Meeting”) in accordance with the foregoing notice. This Proxy Statement and accompanying Proxy Card are being mailed to shareholders on or about March 16, 2012.

Q:	Who is entitled to vote at the Annual Meeting?

A:	All holders of record of the Company’s common stock and both series of $2.50 Cumulative Convertible Preferred Stock as of the close of business on March 2, 2012, are entitled to vote. On that day, approximately 46,839,826 shares of common stock and 16,644 shares of $2.50 Cumulative Convertible Preferred Stock were issued and outstanding and eligible to vote. Each share is entitled to one vote on each matter presented at the Annual Meeting.

Q:	What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

A:	Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Computershare Investor Services, you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “Voting Instruction Form” forwarded to you by that organization.

Q:	If I am a shareholder of record, how do I vote?

A:	There are four ways to vote:

•	Using the Internet. You may vote via the Internet by following the instructions on the Proxy Card.

•	By Telephone. You may vote by calling the telephone number printed on the Proxy Card.

•	By Mail. You may vote by filling out the enclosed Proxy Card and returning it in the envelope provided.

•	In Person. If you are a shareholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

Q:	If I am a beneficial owner of shares held in street name, how do I vote?

A:	There are four ways to vote:

•	Using the Internet. You may vote via the Internet by following the instructions on the Voting Instruction Form.

•	By Telephone. You may vote by calling the telephone number printed on the Voting Instruction Form.

•	By Mail. You may vote by filling out the Voting Instruction Form and sending it back in the envelope provided.

•

In Person.    If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy and bring the legal proxy with you to the Annual Meeting.

Q:	What does it mean to vote by proxy?

A:	It means that you give someone else the right to vote your shares in accordance with your instructions. In this case, the Company is asking you to give your proxy to the Chief Executive Officer, Chief Financial Officer and General Counsel (the “Proxyholders”). In this way, you ensure that your vote will be counted even if you are unable to attend the Annual Meeting.

Q:	What happens if I do not give specific voting instructions?

A:	Shareholders of Record. If you are a shareholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board or sign and return a Proxy Card without giving specific voting instructions, the Proxyholders will vote your shares in the following manner:

•	FOR the election of the Board’s nominees for director;

•	FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2012;

•	FOR the approval of the GATX Corporation 2012 Incentive Award Plan; and

•	FOR the adoption of the shareholder advisory resolution on the Company’s executive compensation.

Beneficial Owners of Shares Held in Street Name.    If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter at least ten days before the Annual Meeting, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Q:	Which ballot measures are considered “routine” or “non-routine”?

A:

The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2012 (Proposal No. 2) is a matter considered “routine” under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to occur in connection with Proposal No. 2. The election of directors (Proposal No. 1), the approval of the GATX Corporation 2012 Incentive Award Plan (Proposal No. 3) and the advisory vote on executive compensation (Proposal No. 4) are considered “non-routine” matters under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal Nos. 1, 3 and 4.

Q:	How are the votes counted?

A:	With respect to Proposal No. 1, the election of directors, you may vote FOR, AGAINST or ABSTAIN with respect to each of the director nominees. If you abstain from voting on Proposal No. 1, the abstention will not have an effect on the outcome of the vote. In tabulating the voting results for the election of directors, only FOR and AGAINST votes are counted.

For all other items of business, you may vote FOR, AGAINST or ABSTAIN. If you abstain, the abstention will not have an effect on the outcome of the vote.

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present.

Q:	What constitutes a quorum?

A:	A quorum is present if shares representing a majority of the votes entitled to be cast are represented in person or by proxy. Broker non-votes and abstentions will be counted for purposes of determining whether a quorum is present.

Q:	What if I submit a proxy and later change my mind?

A:	You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. If you vote more than once via the Internet or by telephone, only your latest Internet or telephone vote submitted prior to the Annual Meeting will be counted. If you vote by mail, you may change your vote by signing and returning a new Proxy Card or Voting Instruction Form with a later date. You may also change your vote by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Corporate Secretary at 222 West Adams Street, Chicago, Illinois 60606, a written notice of revocation prior to the Annual Meeting.

Q:	What happens if other matters are raised at the meeting?

A:	If other matters are properly presented at the meeting and you have submitted a proxy, the Proxyholders will have the discretion to vote on those matters for you in accordance with their best judgment. However, the Company’s Corporate Secretary has not received timely and proper notice from any shareholder of any other matter to be presented at the meeting.

Q:	Who will count the votes?

A:	Computershare Investor Services will serve as proxy tabulator and count the votes.

Q:	How is it determined whether a matter has been approved?

A:

Assuming a quorum is present, each director will be elected by the vote of a majority of votes cast with respect to that director nominee by the shares entitled to vote. A majority of votes cast means that the number of votes cast for a nominee’s election exceeds the number of votes cast against such nominee’s election. Each nominee receiving more votes “for” than “against” his or her election will be elected. The Board’s existing policy regarding resignations by directors who fail to receive a majority vote will be applicable to any nominee who does not receive a majority of “for” votes at the Annual Meeting.

Approval of each of the other proposals requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on that proposal at the Annual Meeting.

Q:	What shares are covered by the Proxy Card?

A:	Shareholders Who Are Not Current or Former GATX Employees. If you are not a current or former employee of the Company, the standard Proxy Card covers all shares held by you of record.

Current or Former GATX Employees.    If you are a current or former employee of the Company with shares in the GATX Stock Fund as a result of your participation in the GATX Salaried Employees Retirement Savings Plan or the GATX Hourly Employees Retirement Savings Plan (collectively, the “Retirement Plans”), you will receive a separate Proxy Card for any shares you hold in those plans (your “Plan Shares”). The Proxy Card for your Plan Shares covers all shares held by you in the GATX Retirement Plans. Subject to applicable law, the Retirement Plan trustee will vote your Plan Shares as you direct in your completed Proxy Card or your vote via the Internet or by telephone. If you do not provide direction on how to vote, the Retirement Plan trustee will vote your Plan Shares in the same proportion as those Plan Shares for which the trustee receives timely voting instructions from other shareholder participants in the Retirement Plans. To allow sufficient time for the trustee to vote your Plan Shares in accordance with your direction, your voting instructions must be received by the trustee no later than April 23, 2012. Please note that the Proxy Card covering your Plan Shares does not cover any other GATX shares held by you outside of the Retirement Plans, and you will need to provide separate voting instructions for your non-Plan Shares as described above.

Q:	Who pays the cost of this proxy solicitation?

A:	The Company pays the costs of soliciting proxies. The Company has retained Phoenix Advisory Partners to aid in the solicitation of proxies by mail, telephone, facsimile, e-mail and personal solicitation. For these services, the Company will pay Phoenix Advisory Partners a fee of $7,500 plus expenses.

Q:	Is this Proxy Statement the only way that proxies are being solicited?

A:	No. As noted above, the Company has retained Phoenix Advisory Partners to aid in the solicitation of proxies. In addition, certain directors, officers or employees of the Company, who will receive no extra compensation for their services, may solicit proxies by telephone, facsimile, e-mail or personal contact.

Q:	Where can I find the voting results of the Annual Meeting?

A:	The Company will publish final results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission within four business days after the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

Eight directors are to be elected, each for a term of one year, to serve until the 2013 Annual Meeting of Shareholders or until their successors are elected and qualified. Ms. Fretz will not stand for re-election and will retire at the 2012 Annual Meeting. The Company is grateful to Ms. Fretz for her 18 years of valuable service to the Company. All of the nominees named below for election to the Board of Directors have consented to serve as directors if elected. If at the time of the Annual Meeting any nominee is unable or declines to serve, the proxies may be voted for any other person who may be nominated by the Board of Directors to fill the vacancy, or the size of the Board may be reduced accordingly.

Director Qualifications

The Board of Directors, upon recommendation of the Governance Committee, has determined that all candidates for election to the Board of Directors should possess and have demonstrated the following minimum criteria: (i) the highest level of personal and professional ethics, integrity and values; (ii) an inquisitive and objective perspective; (iii) broad experience at the policy-making level in business, finance, accounting, government or education; (iv) expertise and experience that is useful to the Company and complementary to the background and experience of other Board members, so that an optimal balance and diversity of Board members may be achieved and maintained; (v) broad business and social perspective, and mature judgment; (vi) commitment to serve on the Board for an extended period of time to ensure continuity and to develop knowledge about the Company’s business; (vii) demonstrated ability to communicate freely with management and the other directors, as well as the ability and disposition to meaningfully participate in a collegial decision making process; (viii) willingness to devote the required time and effort to carry out the duties and responsibilities of a Board member; and (ix) independence from any particular constituency, and the ability to represent the best interests of all shareholders and to appraise objectively the performance of management.

The Governance Committee and the Board evaluate each candidate in the context of the Board as a whole, with the objective of assembling a group of directors that can effectively address the challenges and risks facing the Company’s business and represent shareholder interests by using its diversity of experience to exercise sound business judgment. In applying the criteria for Board members described above, the Governance Committee and the Board consider diversity to include differences of viewpoint, professional experience, education, skill and other individual qualities and attributes that contribute to an active, effective Board. In this regard, while the Board does not have a formal policy with regard to the consideration of diversity, the Board believes that its efforts to achieve diversity on the Board have been effective.

Nominees for Election to the Board of Directors

The following list sets forth the eight nominees for election as directors at the 2012 Annual Meeting. The Board of Directors recommends that you vote FOR each of the director nominees named below.

Name and Principal Occupation	Age	Director Since
Anne L. Arvia	48	2009
President, Nationwide Retirement Plans
Ernst A. Häberli	63	2007
Retired; Former President, Commercial Operations International, The Gillette Company
Brian A. Kenney	52	2004
Chairman, President and Chief Executive Officer of the Company
Mark G. McGrath	65	2005
Retired; Former Director of McKinsey & Company
James B. Ream	56	2008
Senior Vice President — Operations, American Airlines
Robert J. Ritchie	67	2011
Retired; Former Chief Executive Officer, Canadian Pacific Railway Company
David S. Sutherland	62	2007
Retired; Former President and Chief Executive Officer, IPSCO Inc.
Casey J. Sylla	68	2005
Retired; Former Chairman and Chief Executive Officer, Allstate Life Insurance Company

Additional Information Concerning Director Nominees

Below is additional information on the background of the nominees for election as directors, as well as each individual’s specific experience, qualifications and skills that led the GATX Board of Directors to conclude that such individuals should serve on the Board.

Anne L. Arvia was named President of Nationwide Retirement Plans in November 2009. Previously, she served as Chief Executive Officer of Nationwide Bank, a unit of Nationwide Mutual Insurance Company, from September 2006 to November 2009. Ms. Arvia served as President and Chief Executive Officer of ShoreBank, a community development and environmental bank, from February 2001 to August 2006. She joined Shorebank in 1991 as Assistant Controller and was named Chief Financial Officer in 1998. Ms. Arvia is a Certified Public Accountant, serves on the GATX Audit and Governance Committees and qualifies as an Audit Committee Financial Expert. With her experience in various senior management positions in the financial services sector, Ms. Arvia provides valuable expertise on investment and financial matters. Her accounting experience, together with her knowledge of financial reporting rules and regulations, makes her a valued member of the GATX Audit Committee.

Ernst A. Häberli retired as President, Commercial Operations International, The Gillette Company in 2004, having served in that position since 2001. Mr. Häberli formerly served as President, North American Tissue Operations and Technology, Executive Vice President and Chief Financial Officer, Senior Vice President, Strategy and on the Board of Directors of Fort James Corporation. Mr. Häberli also served as President of Pet International and in various roles with the Phillip Morris Companies, Inc. and spent six years with the Boston Consulting Group in Europe and the United States. Mr. Häberli also served as a director of Smurfit-Stone Container Corp. from July 2010 to May 2011. He is the Chair of the GATX Audit Committee and also serves on the Governance Committee. Mr. Häberli possesses accounting and financial reporting experience and qualifies as an Audit Committee Financial Expert. With his consulting background and many years in senior management roles, Mr. Häberli brings to the Board extensive operational, financial and international business management experience.

Brian A. Kenney was elected Chairman and Chief Executive Officer of the Company in April 2005, having previously been named President of the Company in October 2004. Mr. Kenney previously served as Senior Vice President, Finance and Chief Financial Officer from April 2002 to October 2004 and Vice President, Finance and Chief Financial Officer from October 1999 to April 2002. He also serves on the board of directors of USG Corporation, a publicly held manufacturer and supplier of building supply products. As the Chief Executive Officer of the Company, Mr. Kenney provides the Board with the unique perspective that comes from managing the Company’s business on a day-to-day basis. His extensive financial background and expertise makes Mr. Kenney uniquely well-qualified to serve as Chairman of the Board as he is able to provide critical insight into the Company’s leasing business and corporate strategies.

Mark G. McGrath retired as a Director of McKinsey & Company, a private management consulting firm, in December 2004, having served in that firm for 27 years. He led the firm’s Americas’ Consumer Goods Practice from January 1998 until December 2003. Mr. McGrath has served as a senior advisor with Gleacher and Company, a firm providing strategic advisory services to corporations, in a part-time capacity since January 2005. He is also a director of Aware, Inc., a supplier of signal processing and digital communications technology for imaging and telecommunications applications, and is a member of the Supervisory Board of Royal Ahold, an international group of supermarket companies. Mr. McGrath is the Chair of the GATX Governance Committee and also serves on the Compensation Committee. With over 27 years of experience as a management consultant working with companies across a wide range of businesses, Mr. McGrath has years of experience in developing successful business strategies. He provides a valued perspective on numerous operational and strategic issues facing large public companies. In addition, Mr. McGrath is well-versed in corporate governance, having started the corporate governance practice of McKinsey & Company in the 1990s and having served for several years on the Board of the National Association of Corporate Directors.

James B. Ream was named Senior Vice President — Operations of American Airlines in January 2012. Previously, he served as Senior Vice President, Maintenance and Engineering, of American Airlines from January 2010 to January 2012. Before joining American, Mr. Ream served as Chief Executive Officer of ExpressJet Holdings, Inc., an operator of regional jets in North America, from July 2001 to January 2010, and President of ExpressJet from October 1999 to January 2010. Prior to joining ExpressJet, Mr. Ream held various positions of increasing responsibility with Continental Airlines and American Airlines where his responsibilities included managing the accounting department at Continental and serving as Managing Director, Financial Planning and Analysis, for American. Mr. Ream was a director of Express Jet Holdings, Inc. from April 2002 to January 2010. Mr. Ream has financial and accounting expertise, serves on the GATX Audit and Compensation Committees and qualifies as an Audit Committee Financial Expert. With years of experience as a senior-level executive, Mr. Ream brings to the Board considerable expertise on strategic and management issues, including extensive experience relating to management, maintenance and operations of large fleets of transportation assets.

Robert J. Ritchie retired as Chief Executive Officer of the Canadian Pacific Railway Company in 2006, having served in that role since 1995. Mr. Ritchie began his career with the Canadian Pacific in 1970 as a research analyst and served in a variety of increasingly responsible positions over his 36 years with the company, including as President from 1990 to 1995. Mr. Ritchie has financial and accounting expertise, serves on the GATX Audit Committee and qualifies as an Audit Committee Financial Expert. With his prior experience as a Chief Executive Officer and Board member of a large, publicly held railroad company and a long career in the railway industry, Mr. Ritchie brings to the Board critical operational, financial and management expertise. In addition, he has a wealth of knowledge about the railway industry, which comprises a major part of the Company’s railcar leasing customer base.

David S. Sutherland retired as President and Chief Executive Officer of IPSCO, Inc., a steel producer, in July 2007, having served in that position since January 2002. During his 30-year career with IPSCO, Mr. Sutherland held a number of strategically important roles for the company, including Executive Vice President and Chief Operating Officer from April 2001 to January 2002 and Vice President of Raw Materials and Coil Processing from 1997 to 2001. He also serves as a director of United States Steel Corporation and Imperial Oil Ltd. Mr. Sutherland is a member of the GATX Audit and Compensation Committees. He contributes valuable insights based on his operational, financial and management experience as the former Chief Executive Officer of a publicly-held steel producer. In addition, the Board values Mr. Sutherland’s perspective on market conditions and trends in the steel and manufacturing industries, which are critical sectors for the Company’s business.

Casey J. Sylla retired on March 31, 2007, as Chairman and Chief Executive Officer of Allstate Life Insurance Company, a principal division of the Allstate Insurance Company, a company offering life insurance, annuities and related retirement and savings products. Mr. Sylla previously served in various key roles at Allstate, including President of Allstate Financial Group from 2002 to 2006 and Chief Investment Officer for Allstate Corporation, the holding company for Allstate Insurance Company, from 1995 to 2002. Mr. Sylla is also a director of Northern Funds and Northern Institutional Funds. From December 2003 to August 2007, Mr. Sylla was a director of Spirit Finance Corporation, a real estate finance company. Mr. Sylla currently serves as the GATX Lead Director. He provides substantial management, business and leadership experience based upon his experience as a senior-level executive. The Board also benefits from Mr. Sylla’s perspectives on financial and investment matters due to his senior management experience in the investment and financial business.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of Ernst & Young LLP (“Ernst & Young”) to audit the Company’s 2012 financial statements. Ernst & Young also served in this capacity in 2011. Representatives of Ernst & Young are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions by shareholders.

Although SEC rules and NYSE corporate governance listing standards require that the Audit Committee be directly responsible for selecting and retaining the independent registered public accounting firm, the Company is providing shareholders with the opportunity to express their views on this issue. While this vote cannot be binding, if the shareholders do not ratify the appointment of Ernst & Young, the Audit Committee will take the vote into account in making future appointments.

The Board of Directors recommends that you vote FOR the proposal to ratify Ernst & Young as the Company’s independent registered public accounting firm for 2012.

PROPOSAL 3

APPROVAL OF THE GATX CORPORATION

2012 INCENTIVE AWARD PLAN

The GATX Corporation 2012 Incentive Award Plan (the “2012 Plan”) was approved by the Board of Directors of the Company (the “Board”) on February 20, 2012, subject to further approval by the shareholders of the Company. A summary of the principal provisions of the 2012 Plan is set forth below. The summary is qualified by reference to the full text of the 2012 Plan, which is attached as Exhibit A to this Proxy Statement.

The Board adopted the 2012 Plan to enable the Company to continue to provide equity compensation to employees and directors as a competitive compensation practice and to align the interests of the Company’s employees and directors who participate in the Plan (collectively, the “Participants”) with the interests of shareholders. The Plan is intended to replace the 2004 Equity Incentive Compensation Plan (the “2004 Plan”), which as of February 27, 2012, had only 354,659 shares (plus any shares returned due to forfeitures) remaining available for future awards. If shareholders do not approve the 2012 Plan, the Company’s ability to compensate employees and directors with equity incentives will be severely constrained.

The Plan is designed to comply with the most recent developments in securities law, tax law and stock exchange rules and to align the Participants’ interests with those of the shareholders by linking the Participants’ equity compensation to the Company’s financial performance. For example:

•	Discounted options or stock appreciation rights (“SARs”) are prohibited;

•	Repricing and cash buyouts of awards are prohibited without prior shareholder approval;

•	No dividends or dividend equivalents are paid on unvested performance awards;

•

Shares used to pay option exercise prices, or to satisfy tax withholding obligations or otherwise purchased on the open market with cash proceeds from the exercise of options are not recycled back into the 2012 Plan; and

•	Change of control vesting provisions are “double-trigger”, meaning that awards vest only if a Participant’s employment is terminated or constructively terminated following a change of control.

The 2012 Plan provides for the grant of nonqualified and incentive options, SARs, restricted stock, restricted stock units, performance awards, dividend equivalent rights, stock payments and phantom stock (collectively, “Awards”).

Shares Subject to 2012 Plan

The total number of shares of common stock initially reserved for issuance under the 2012 Plan is 3,500,000, plus any shares that are subject to awards outstanding under the 2004 Plan that are forfeited or settled in cash after the effective date of the Plan, and minus any shares that are granted under the 2004 Plan after February 27, 2012 and prior to the effective date of the 2012 Plan. The 2012 Plan will have a “fungible” share design, under which grants of full value awards (restricted stock, restricted stock units, phantom stock and stock payments) will count as 1.7 shares against the share pool for every full value award granted. After the effective date of the 2012 Plan, the unused share pool of the 2004 Plan will be cancelled and no further Awards will be granted under the 2004 Plan; however, any awards under the 2004 Plan that are outstanding as of the effective date will continue to be subject to the terms and conditions of the 2004 Plan.

The 2012 Plan provides for specific limits on the number of shares that may be subject to different types of Awards:

•	No more than 500,000 shares may be granted in any calendar year to any one Participant.

•	In any one calendar year, no Participant may receive cash-based awards with a value exceeding $5,000,000.

The shares of common stock issuable under the 2012 Plan may consist of shares previously authorized but unissued, treasury shares, or shares purchased by the Company on the open market. The 2012 Plan provides for appropriate adjustments in the number and kind of shares subject to the 2012 Plan and to outstanding Awards in the event of a corporate event or transaction, such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock split, stock dividend, reverse stock split, split up, spin-off or other distribution of stock or property, combination of shares, exchange of shares or other similar change in capital structure.

If any shares subject to an Award under the 2012 Plan or the 2004 Plan expire, are forfeited, or are settled in cash in lieu of shares, then the shares subject to such Award under the 2012 Plan or the 2004 Plan shall be available again for grant under the 2012 Plan. However, the following shares will not be available for future grants under the 2012 Plan: (1) shares used to pay the exercise price of an option or to satisfy a tax withholding obligation of an Award; (2) shares subject to an option or SAR that are not issued in connection with the exercise of such option or SAR; and (3) shares purchased on the open market with cash proceeds from the exercise of options.

On March 6, 2012, the closing price of a share of the Company’s common stock on the New York Stock Exchange (“NYSE”) was $42.59.

Administration

The 2012 Plan is administered by the Compensation Committee of the Board (the “Committee”), which consists solely of two or more members of the Board who are “non-employee” directors for purposes of Section 16-b of the Exchange Act, “independent directors” under the rules of the NYSE, and “outside directors” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The Committee is authorized to determine the Participants who will receive Awards and the terms and conditions of such Awards, including the number of shares subject to each Award and the price of the Award, payment terms, and the expiration date of each Award. The Committee is also authorized to adopt, amend and rescind rules relating to the administration of the 2012 Plan. The Committee may delegate to a committee of one or more directors or officers of the Company its authority to grant or amend Awards with respect to Participants; provided, however, that the Committee cannot delegate authority to an officer of the Company to grant or amend awards to the Company’s executive officers subject to Section 16 of the Exchange Act, employees covered by Section 162(m) of the Code, or any other officer to whom authority to grant or amend Awards has been delegated.

Amendment and Termination

The Committee or the Board, may terminate, amend or modify the 2012 Plan at any time; provided, however, that the Company will seek shareholder approval for any amendment (1) to increase the number of shares available under the 2012 Plan or permit the Committee to grant options or SARs with a price below fair market value on the date of grant and (2) to the extent necessary and desirable to comply with any applicable law or stock exchange rule. In addition, without shareholder approval, no outstanding option or SAR may be amended to reduce the per share exercise price of such option or SAR below the per share exercise price as of the date the option or SAR was granted and, except to the extent permitted by the 2012 Plan in connection with certain changes in capital structure, no option or SAR may be canceled in exchange for cash or another Award when the option or SAR price per share exceeds the fair market value of the underlying shares of common stock.

In no event may an Award be granted pursuant to the 2012 Plan on or after the tenth anniversary of the date the shareholders approve the 2012 Plan.

Eligibility

Awards under the 2012 Plan may be granted only to the Company’s employees or non-employee directors except for incentive stock options, which may only be granted to employees.

Awards

Options.    Options provide a Participant with the right to purchase shares of common stock at a specified price and usually become exercisable in one or more installments after the grant date. The option exercise price may be paid by:

•	cash,

•	check,

•	shares of common stock which have been held by the option holder for such period as required by the Committee,

•	proceeds from the sale of a portion of the shares covered by such option in a broker assisted cashless exercise, or

•	such other methods as the Committee may approve from time to time.

Options may take two forms, nonqualified options and incentive stock options. Nonqualified stock options may be granted for any term specified by the Committee up to a maximum of ten years. The terms of incentive stock options are subject to certain restrictions contained in the Code in order to qualify as incentive stock options for tax purposes, including the following:

•

The exercise price of an incentive stock option must not be less than the fair market value of the common stock on the date of grant or, if granted to an individual who owns at least 10% of the total combined voting power of all of the Company’s classes of stock (a “10% Holder”), the exercise price may not be less than 110% of the fair market value of the common stock on the date of grant.

•	Incentive stock options may be granted only to employees.

•	Incentive stock options expire within a specified time following termination of the holder’s employment with the Company.

•	Incentive stock options must be exercised within ten years after the date of grant or, with respect to a 10% Holder, no more than five years after the date of grant.

•	Incentive stock options may not be exercisable for the first time for shares of common stock having aggregate fair market value in excess of $100,000, determined based on the exercise price.

Restricted Stock.    A restricted stock award is a non-transferable grant of shares of common stock at a price determined by the Committee (which price may be zero) and, unless otherwise determined by the Committee at the time of award, may be forfeited upon termination of employment or service during a restricted period. The Committee shall also determine in the Award agreement whether the Participant will be entitled to vote the shares of restricted stock or receive dividends on such shares. Restricted stock granted to employees will vest according to the terms of each individual Award agreement, as determined by the Committee.

Stock Appreciation Rights.    SARs provide for the payment to the holder based upon increases in the price of the Company’s common stock over a specified base price. SARs may be granted in connection with stock options or other Awards or separately. The term of each SAR is set by the Committee up to a maximum of ten years from the date of grant. Payment for SARs may be made in cash, common stock or any combination of the two.

Restricted Stock Units.    Restricted stock units represent the right to receive shares of common stock at a specified date in the future. On the vesting date specified in the Award agreement, the Company will deliver to the holder of the restricted stock unit, unrestricted shares of the Company’s common stock which will be freely transferable. The Committee will specify the vesting requirements in each Award agreement.

Dividend Equivalents.    Dividend equivalents may be paid in cash or stock and represent the value of the dividends on the common stock, calculated with reference to the number of shares covered by an Award held by the Participant. Dividend Equivalents paid in cash do not count against the share and award limits under the 2012 Plan. Dividend Equivalents granted on Awards that vest based on satisfaction of performance criteria will be paid out only once the performance criteria is satisfied and the Awards vest.

Performance Awards.    Performance awards are denominated in cash or shares of the Company’s common stock and are linked to the satisfaction of performance criteria established by the Committee. If the Committee determines that the Award is intended to meet the requirements of “qualified performance based compensation” for purposes of Section 162(m) of the Code, then the performance criteria on which the Award will be based will be with reference to any one or more of the following:

•	earnings (either before or after interest, taxes, depreciation and amortization)
•	economic value-added
•	gross or net sales or revenue
•	income (gross or net, before or after taxes)
•	adjusted income (gross or net)
•	operating earnings or profit
•	cash flow (including, but not limited to, operating cash flow and free cash flow)
•	return on capital
•	return on assets
•	return on shareholders’ equity
•	total shareholder return
•	return on sales
•	gross or net profit or operating margin
•	costs
•	funds from operations
•	expenses
•	productivity
•	return on net assets
•	operating efficiency
•	economic value
•	working capital
•	earnings per share
•	adjusted earnings per share
•	regulatory body approval for commercialization of a product
•	implementation or completion of critical projects
•	cash flow return on capital
•	price per share of common stock
•	market share
•	investment volume
•	total gross income less total ownership costs

Any of the foregoing criteria may be measured either in absolute terms, as an incremental increase or decrease, or as compared to results of a peer group or market performance indicators.

Stock Payments.    Payments to Participants of bonuses or other compensation under the 2012 Plan may be made in the form of common stock.

Phantom Stock.    Phantom stock typically is awarded without payment of consideration and may be subject to vesting conditions, including satisfaction of performance criteria. Shares of common stock are not actually issued until the phantom stock award has vested. Recipients of phantom stock also have no voting or dividend rights prior to vesting and delivery of the phantom stock. Payment for phantom stock may be made in cash, common stock or any combination of the two.

Changes in Control

In connection with a change in control, all outstanding Awards will continue in effect or be assumed or converted in the transaction. If an Award is continued, assumed or substituted for an equivalent Award and a Participant’s service is terminated without cause within twenty-four months, or such lesser period as provided in the Award agreement, following the change in control, then the Participant will become fully vested in the continued, assumed or substituted Award. In the event that outstanding Awards are not assumed or substituted, such Awards will become fully exercisable immediately prior to the change in control and all forfeiture restrictions on such Awards will lapse.

Adjustments upon Certain Events

In the event of a stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to shareholders, or other similar changes affecting the shares or share price of the Company’s common stock, the Committee shall make equitable adjustments to reflect changes with respect to (i) the terms and conditions of any outstanding Awards, (ii) the number and kind of shares subject to an Award, (iii) the aggregate number and kind of shares that may be issued under the 2012 Plan and (iv) the grant or exercise price per share for any outstanding Awards. In addition, upon such events the Committee may provide for the (1) termination of any Awards in exchange for cash equal to the amount the holder would otherwise be entitled if they had exercised the Award, (2) full vesting, exercisability or payment of any Award, (3) assumption of such Award by any successor, (4) replacement of such Award with other rights or property, (5) the adjustment of the number and type of shares and/or the terms and conditions of the Awards which may be granted in the future or (6) that Awards cannot vest, be exercised or become payable after such event.

Awards Not Transferable

In general, Awards may not be pledged, assigned or transferred other than by will or by laws of descent and distribution. The Committee may allow Awards other than ISOs to be transferred for estate or tax planning purposes to members of the holder’s family, charitable institutions or trusts for the benefit of family members.

Prohibition on Repricing

The 2012 Plan prohibits the Committee from repricing options or SARs without shareholder approval, including any repricing accomplished through the cancellation of an option or SAR in exchange for cash or another award when the exercise price of the option or the base measurement price of the SAR exceeds the current fair market value of the common stock.

Miscellaneous

As a condition to the issuance or delivery of stock or payment of other compensation pursuant to the exercise or lapse of restrictions on any Award, the Company has the authority to require Participants to discharge all applicable withholding tax obligations. Shares held by or to be issued to a Participant may also be used to discharge tax withholding obligations, subject to the discretion of the Committee to disapprove of such use.

The 2012 Plan will expire and no further Awards may be granted after the tenth anniversary of its approval by the Company’s shareholders.

Federal Income Tax Consequences

The tax consequences of the 2012 Plan under current federal law are summarized in the following discussion. This discussion is limited to the general tax principles applicable to the 2012 Plan, is intended for general information only and is not tax advice. State and local income taxes are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality.

Nonqualified Stock Options.    For federal income tax purposes, an option holder generally will not recognize taxable income at the time a nonqualified stock option is granted under the 2012 Plan. The holder will recognize ordinary income, and the Company generally will be entitled to a deduction, upon the exercise of a nonqualified stock option. The amount of income recognized (and the amount deductible by the Company) generally will be equal to the excess, if any, of the fair market value of the common stock at the time of exercise over the aggregate exercise price paid for the option, regardless of whether the exercise price is paid in cash, shares or other property. A holder’s tax basis for the shares acquired on exercise, for purposes of determining his or her gain or loss upon a subsequent disposition, generally will be the fair market value of the common stock on the date of exercise of the option, and any subsequent gain or loss will generally be taxable as capital gain or loss.

Incentive Stock Options.    A holder of an incentive stock option generally will not recognize taxable income either at the time of grant or exercise of the option. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an “item of tax preference” to the holder for purposes of the alternative minimum tax. Generally, upon the sale or other taxable disposition of the shares acquired upon exercise of an incentive stock option, the holder will recognize taxable income. If shares acquired upon the exercise of an incentive stock option are held for the longer of two years from the date of grant or one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If this holding period is not met and the stock is sold for a gain, then the difference between the option price and the fair market value of the stock on the date of exercise will be taxed as ordinary income and any gain over that will be eligible for long or short term capital gain treatment. If the holding period is not met and the shares are disposed of for less than the fair market value on the date of exercise, then the amount of ordinary income is limited to the excess, if any, of the amount realized over the exercise price paid. The Company generally will be entitled to a deduction in the amount of any ordinary income recognized by the holder of an incentive stock option.

Stock Appreciation Rights.    No taxable income is generally recognized upon the grant of an SAR. Upon exercise, the cash or the fair market value of the shares received generally will be taxable as ordinary income in the year of such exercise. The Company generally will be entitled to a compensation deduction for the same amount which the holder recognizes as ordinary income.

Restricted Stock.    A holder of restricted stock generally will not recognize taxable income upon issuance, and the Company generally will not then be entitled to a deduction, unless an election is made by the Participant under Section 83(b) of the Code. However, when the restricted stock vests and the shares are no longer subject to a substantial risk of forfeiture, the holder generally will recognize ordinary income, and the Company generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares on the vesting date over the purchase price thereof. If an election is made under Section 83(b) of the Code, then the holder generally will recognize ordinary income on the date of issuance equal to the excess, if any, of the fair market value of the shares on that date over the purchase price therefor, and the Company will be entitled to a deduction for the same amount.

Restricted Stock Unit.    A holder of a restricted stock unit generally will not recognize taxable income upon the grant thereof. However, when the restricted stock unit vests and shares are delivered to the holder, the value of such shares at that time will be taxable to the holder as ordinary income. Generally, the Company will be entitled to a deduction for an amount equal to the amount of ordinary income recognized by the holder.

Phantom Stock.    A holder of a phantom stock Award will generally not recognize taxable income upon grant. However, when the phantom stock vests and shares are delivered to the holder, the value of such shares at that time will be taxable to the holder as ordinary income. Generally, the Company will be entitled to a deduction for an amount equal to the amount of ordinary income recognized by the holder.

Stock Payments.    A holder will recognize taxable ordinary income on the fair market value of any stock delivered as payment for bonuses or other compensation under the 2012 Plan, and the Company generally will be entitled to a corresponding deduction.

Performance Awards.    A holder who has been granted a performance Award (either performance unit or stock) generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When the Award vests and is paid, whether in cash or shares, the holder generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

Code Section 409A.    Certain Awards under the 2012 Plan, depending in part on the particular terms and conditions of such Awards, may be considered nonqualified deferred compensation subject to the requirements of Code Section 409A. If the terms of such Awards do not meet the requirements of Code Section 409A, the holder of the Award may be charged an additional 20% tax obligation, plus penalties and interest.

Section 162(m) Limitation.    In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent that the total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) of certain executive officers exceeds $1,000,000 (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “qualified performance-based compensation” established by an independent compensation committee which is adequately disclosed to, and approved by, shareholders. In particular, stock options and SARs will satisfy the “qualified performance-based compensation” exception if (i) the Awards are made by a qualifying compensation committee, (ii) the 2012 Plan sets the maximum number of shares that can be granted to any person within a specified period and (iii) the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Restricted stock, restricted stock units, phantom stock and performance unit/share Awards granted under the 2012 Plan may qualify as “qualified performance-based compensation” for purposes of Section 162(m) if such awards are granted or vest upon pre-established objective performance measures based on the performance goals described above under the section entitled “Performance Awards”.

The Company has attempted to structure the 2012 Plan in such a manner that the Committee can determine the terms and conditions of Awards granted thereunder such that the remuneration attributable to such Awards will be subject to the $1,000,000 limitation. The Company has not, however, requested a ruling from the U.S. Internal Revenue Service (the “IRS”) or an opinion of counsel regarding this issue. This discussion will neither bind the IRS nor preclude the IRS from taking a contrary position with respect to the 2012 Plan.

Equity Compensation Plan

The following table provides certain information as of February 27, 2012, about the Company’s common stock that may be issued under its existing equity compensation plans:

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants, and rights		Number of securities remaining available for future issuance under equity compensation Plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	2,780,766	(1)	33.24	(2)	354,659

Equity compensation plans not approved by security holders	0		—		0

Total	2,780,766				354,659

(1)	Consists of 2,106,288 stock options and stock appreciation rights with a remaining weighted average contractual term of 4.2 years, 265,214 performance shares, 260,970 shares of restricted stock and 148,294 shares of directors’ phantom stock.
(2)	The weighted-average exercise price does not include outstanding performance shares, shares of restricted stock or shares of directors’ phantom stock.

The Board of Directors recommends that you vote FOR approval of the GATX Corporation 2012 Incentive Award Plan.

PROPOSAL 4

ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

The Board of Directors is committed to excellence in governance. As part of that commitment, and pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Securities Exchange Act of 1934, as amended, GATX is asking shareholders to vote on a resolution to approve the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board of Directors and the Compensation Committee. However, the Board and the Committee value the opinions of the shareholders and will carefully consider the outcome of the vote in determining future compensation decisions and policies.

As described more fully in the Compensation Discussion and Analysis (“CD&A”) section of this Proxy Statement, GATX’s executive compensation program is structured to provide compensation opportunities that appropriately: (1) reflect the competitive marketplace in which the Company operates; (2) balance executive focus on short- and long-term objectives; (3) align management and shareholder interests; and (4) attract, motivate and retain key executives who are critical to GATX’s long-term success. A significant portion of the Company’s executive compensation is performance-based and, on a relative basis, GATX emphasizes incentives that focus on creating long-term economic value over those that focus on delivering short-term results. In addition, the Company’s executive compensation program uses stock grants and a mandatory stock retention policy to help align executive and shareholder interests.

In 2011, GATX’s financial performance improved as the Company’s business recovered from the downturn experienced in 2009 and 2010. Net income, excluding tax benefits and other items, in 2011 was $95.0 million, which was a 27.3% increase over the prior year. This increase was primarily driven by higher lease income on rail cars, higher asset remarketing income and higher scrapping gains. Additionally, during the year, the Company entered into an agreement to acquire 12,500 newly built railcars that are expected to deliver over a five-year period. This railcar order, the largest in GATX’s history, strengthens the Company’s long-term competitive position and ability to serve its customers. In 2011, GATX invested $614.6 million to grow its asset base, compared to $585.1 million in 2010. Return on equity, excluding tax benefits and other items, also improved to 8.5% from 6.7% in 2010.

GATX urges shareholders to read the CD&A section of this Proxy Statement, as well as the Summary Compensation Table and the related tables and disclosures, for a more complete understanding of the Company’s executive compensation policies and procedures. GATX believes that the 2011 compensation of its named executive officers was appropriate and aligned with the Company’s performance.

The Company is asking shareholders to approve the following advisory resolution at the 2012 Annual Meeting:

RESOLVED, that the shareholders of GATX Corporation (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, and the Executive Compensation Tables, together with the narrative discussion related thereto.

The Board of Directors recommends that you vote FOR adoption of the advisory resolution to approve the compensation of the named executive officers as disclosed in this Proxy Statement.

CORPORATE GOVERNANCE

Board of Directors

The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Governance Committee. Each committee is composed of directors determined by the Board to be independent in accordance with the New York Stock Exchange (“NYSE”) listing standards. Mr. Sylla serves as Lead Director and, in such capacity, serves as an ex officio member of each committee of the Board. In that regard, Mr. Sylla does not serve as a member of any particular Board Committee, but may attend such committee meetings as he deems appropriate. During 2011, there were seven meetings of the Board of Directors of the Company. In addition, the Board’s non-management directors meet in executive sessions without management following each meeting of the Board. The executive session is chaired by the Lead Director.

Each director attended at least 75% of the meetings of the Board and committees (on which he or she served) held while the director was a member during 2011. The Company has adopted a policy strongly encouraging all members of the Board to attend the Annual Meeting of Shareholders. In 2011, all nine directors then serving on the Board attended the Annual Meeting of Shareholders, except for Richard Fairbanks who did not stand for re-election and retired from the Board effective at the 2011 Annual Meeting.

The Company’s Corporate Governance Guidelines, Code of Business Conduct and Ethics and Code of Ethics for Senior Officers and the charters of each of the standing Board committees are available under Corporate Governance in the Investor Relations section on the Company’s website at www.gatx.com.

Board Independence

The Board of Directors has adopted the GATX Director Independence Standard set forth in Exhibit B to this Proxy Statement. This standard complies with the independence standards required by the NYSE for listed companies. The Board of Directors has affirmatively determined that each of the following nominees for election to the Board is independent based on the Company’s independence standard, and that each nominee has no other material relationship with the Company relevant to the determination of independence: Anne L. Arvia, Ernst A. Häberli, Mark G. McGrath, James B. Ream, Robert J. Ritchie, David S. Sutherland and Casey J. Sylla.

Committees of the Board

Audit Committee

The Audit Committee members are Messrs. Häberli (Chair), Ream, Ritchie and Sutherland and Ms. Arvia. The Board of Directors has determined that each current member of the Audit Committee is financially literate and has accounting or related financial management expertise and that Messrs. Häberli, Ream and Ritchie and Ms. Arvia meet the criteria established by the Securities and Exchange Commission (“SEC”) for an “Audit Committee Financial Expert.” The Audit Committee is composed solely of members who are independent in accordance with the NYSE’s rules for independence of audit committee members. During 2011, there were seven meetings of the Audit Committee. The functions of the Audit Committee include retaining or terminating the Company’s independent registered public accounting firm, reviewing and approving (or disapproving) any related person transactions, and preparing the report that SEC rules require be included in the Company’s annual Proxy Statement. The Committee also assists the Board of Directors in oversight of: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the Company’s guidelines and policies with respect to risk assessment and risk management; (iv) the independent registered public accounting firm’s qualifications and independence; and (v) the performance of the Company’s internal audit function and independent registered public accounting firm.

Compensation Committee

The Compensation Committee members are Ms. Fretz (Chair) and Messrs. McGrath, Ream and Sutherland. During 2011, there were five meetings of the Compensation Committee. The Committee’s functions include: (i) assisting the Board of Directors in the discharge of its responsibilities with respect to compensation of the Company’s directors, officers and executives; (ii) general responsibility for ensuring the appropriateness of the Company’s executive compensation and benefit programs, and the criteria for awards to be issued under such programs; and (iii) preparing the report that SEC rules require be included in the Company’s annual Proxy Statement. Since 2003, the Committee has utilized the services of Frederic W. Cook & Company, Inc., an independent compensation consulting firm (the “independent consultant”), to review and advise the Committee on the Company’s executive and director compensation plans, programs and policies. The independent consultant also advises the Committee periodically on current trends and best practices and reviews the Committee agendas and supporting materials with management and the Committee Chair in advance of each Committee meeting. The independent consultant attends all meetings of the Committee, including executive sessions at which management is not present, and meets independently with the Committee as appropriate. The independent consultant does not provide any compensation-related or other services for the Company except for services related to executive and directors compensation, which are performed on behalf of the Committee or at the Committee’s request. In addition, the independent consultant provides specific recommendations for the Chief Executive Officer’s compensation and advice on the recommendations made by the Chief Executive Officer with respect to the compensation of other executives.

Governance Committee

The Governance Committee members are Messrs. McGrath (Chair) and Häberli and Mesdames Arvia and Fretz. During 2011, there were four meetings of the Governance Committee. The Committee’s functions include: (i) identifying individuals qualified to become Board members and recommending to the Board of Directors a slate of director nominees for election at each annual meeting of the Company’s shareholders; (ii) ensuring that all of the committees of the Board of Directors shall have the benefit of qualified and experienced independent directors; (iii) developing and recommending to the Board of Directors a set of effective corporate governance policies and procedures applicable to the Company; and (iv) reviewing the performance of all members of the Board in their capacities as directors, including attendance and contributions to Board deliberations, and making such recommendations to the Board as may be appropriate.

Board Leadership Structure

In selecting an individual to serve as Chairman of the Board, the Board selects a director whom it believes is the most qualified and appropriate individual to serve as Chairman, whether the director is an outside director or a member of executive management. Currently, Brian A. Kenney, the Company’s Chief Executive Officer, serves as Chairman. The Board believes that Mr. Kenney is the most appropriate individual to serve as Chairman because of his deep knowledge of the Company’s business and strategy, as well as his demonstrated skill and commitment to performing effectively as Chairman of the Board. Having the Chief Executive Officer serve as Chairman provides the Board with a clear understanding of issues facing the Company, which, in turn, promotes effective Board decision-making, alignment on corporate strategy, and accountability of management.

The Company’s Board is structured to promote independence whether or not its Chairman is a member of executive management. The entire Board, with the exception of Mr. Kenney, consists of independent directors, and the Audit, Compensation and Governance Committees all are composed entirely of independent directors. The independent directors on the Board meet after each Board meeting in executive sessions that are not attended by management directors or management.

In addition, under the Company’s Corporate Governance Guidelines, an independent Lead Director is designated each year by the independent directors serving on the Board in order to ensure effective independent oversight of the Board’s governance processes. Currently, Casey J. Sylla serves as Lead Director. The Board has adopted the Terms of Reference for Lead Director, which sets forth the powers and duties of the Lead Director, including the following:

•	Serve as liaison between the outside directors and the Chairman and as a contact person for communications by employees and shareholders with the independent directors

•

In consultation with the Chairman, establish the agenda and schedule for Board meetings and, as appropriate, consult with other independent directors regarding matters to be included on the agenda for any Board meeting

•	Consult with the Chairman in scheduling Board meeting dates

•

Advise the Chairman as to the independent directors’ views on the quality, quantity and timeliness of information from the Company that is necessary for the Board to effectively and responsibly perform its duties

•	With input from the other independent directors, develop the agenda for, and serve as chairman of, the executive sessions of the Board’s independent directors

•	Together with the Compensation Committee and the full Board, evaluate the performance of the Chairman and meet with the Chairman to discuss such evaluation

•	Serve as an ex officio member of each committee of the Board

•	Undertake such additional responsibilities as may be determined from time to time by the other independent directors

Board Role in Risk Oversight

While Company management is responsible for managing risk, the Board and each of its committees plays a role in overseeing the Company’s risk management practices. The full Board is ultimately responsible for risk oversight, and it discharges this responsibility by, among other things, receiving regular reports from Company management concerning the Company’s business and the material risks facing the Company. Each of the Board’s committees also plays a role in risk oversight:

•

Audit Committee.    Under the terms of its charter and applicable NYSE rules, the Audit Committee plays a key role in the Board’s risk oversight process. The Audit Committee’s duties include discussing the Company’s guidelines and policies with respect to risk assessment and risk management with Company management, the internal auditors and the independent registered public accounting firm. The Audit Committee also receives regular reports from Company management and discusses with management the steps taken to monitor and control risk exposures. In addition, the Audit Committee reviews all of the Company’s quarterly financial reports, including any disclosure therein of risk factors affecting the Company and its business. The Audit Committee provides regular reports to the full Board on its risk oversight activities and any issues identified thereby.

•

Compensation Committee.    The Compensation Committee receives regular reports from its independent compensation consultant and management, as appropriate, concerning the Company’s compensation plans, policies and practices. The Committee also sets performance goals under the Company’s annual bonus and long-term incentive plans. In setting the performance targets and overseeing the Company’s compensation plans, policies and practices, the Compensation Committee regularly considers the risks that may be created and whether any such risks are reasonably likely to have a material adverse impact on the Company. The Compensation Committee provides regular reports to the full Board on the Company’s compensation plans, policies and practices and the Committee’s oversight of compensation-related risks. The Company, with input from the Committee and its independent consultant, maintains a process to assess, on an annual basis, any potential risks that may be created by the Company’s compensation plans, policies and practices. The compensation risk assessment conducted by the Company in 2012 indicated that the Company’s compensation plans, practices and policies do not create risks that are reasonably likely to have a material adverse effect on the Company. In making this determination, the Company considered the overall mix of compensation for employees as well as the various risk control and mitigation features of its compensation plans, including appropriate performance measures and targets, incentive plan payout maximums and the Company’s recoupment policy and stock retention requirements.

•

Governance Committee.    Under its charter, the Governance Committee is responsible, among other things, for developing and recommending to the Board a set of effective corporate governance guidelines and procedures designed to assure compliance with applicable governance standards. The Governance Committee provides regular reports to the Board on its activities.

Through the activities of the Audit, Compensation and Governance Committees, as well as the full Board’s interactions with management concerning the Company’s business and the material risks that may impact the Company, the independent directors on the Board are able to monitor the Company’s risk management process and offer critical insights to Company management.

Related Person Transactions

Related Person Transactions Approval Policy

The Board of Directors has adopted a written policy for the review of related person transactions. The Audit Committee reviews related person transactions in which the Company will be a participant to determine if they are in the best interests of the Company and its shareholders. Financial transactions, arrangements, relationships or any series of similar transactions, arrangements or relationships in which a related person had, or will have, a material interest and that exceed $120,000 are subject to the Audit Committee’s review.

Related persons are directors, director nominees, executive officers, holders of 5% or more of the Company’s voting stock and their immediate family members. Immediate family members are spouses, parents, stepparents, mothers-in-law, fathers-in-law, siblings, brothers-in-law, sisters-in-law, children, stepchildren, daughters-in-law, sons-in-law and any person, other than a tenant or employee, who shares the household of a director, director nominee, executive officer or holder of 5% or more of the Company’s voting stock.

In reviewing related person transactions, the Audit Committee considers all material factors concerning the particular transaction to determine whether it meets the standard of being in the best interests of the Company and its shareholders. For example, depending on the facts of the particular transaction, these factors may include the benefits to the Company of the transaction, whether comparable products and services can be obtained from unrelated third parties, and whether the transaction is on “arm’s length” terms.

Upon completion of its review, the Audit Committee approves, ratifies or disapproves the related person transaction. In conjunction with any approval or ratification of a transaction, the Audit Committee makes a determination that the transaction does not constitute a conflict of interest pursuant to the Company’s Code of Business Conduct and Ethics.

Shareholder Transaction

As of December 31, 2011, BlackRock, Inc. (including its affiliated entities, “BlackRock”) was the beneficial owner of approximately 5.94% of the Company’s outstanding common stock. BlackRock also provides investment management services to the Company’s pension plans in the United States and in the United Kingdom. During the year ended December 31, 2011, the total fees paid by the Company to BlackRock for investment management services were approximately $82,400. The aggregate amount of the Company’s pension assets under management by BlackRock as of December 31, 2011 was approximately $149.4 million.

Director and Officer Indemnification and Insurance Arrangements

The Company indemnifies its directors and officers to the fullest extent permitted by the New York Business Corporation Law, as required by the Company’s By-Laws. In addition, the Company has entered into indemnification agreements with each member of the Board of Directors that contractually obligate the Company to provide this indemnification to directors.

As authorized by the New York Business Corporation Law and the Company’s By-Laws, the Company also has purchased insurance policies that provide liability protection for the Company’s directors and officers for claims for which they may not be indemnified by the Company. These policies also provide reimbursement to the Company for indemnification payments made by the Company on behalf of its directors and/or officers, subject to policy conditions and exclusions.

Process for Identifying and Evaluating Director Nominees

The Board is responsible for recommending director nominees for election by the shareholders. The Board has delegated the process for screening potential candidates for Board membership to the Governance Committee with input from the Chairman of the Board and Chief Executive Officer. When the Governance Committee determines that it is desirable to add to the Board or fill a vacancy on the Board, the Governance Committee will identify one or more individuals qualified to become members of the Board and recommend them to the Board. In identifying qualified individuals, the Governance Committee will seek suggestions from other Board members and may also retain a search firm for this purpose. The Governance Committee also will consider candidates recommended by shareholders. The Governance Committee will conduct such inquiry into the candidate’s background, qualifications and independence as it believes is necessary or appropriate under the circumstances, and would apply the same standards to candidates suggested by shareholders as it applies to other candidates. Any recommendations by shareholders of director candidates should be submitted to the Governance Committee, c/o Corporate Secretary, GATX Corporation, 222 West Adams Street, Chicago, Illinois 60606. The recommendation must be received not more than 120 and not less than 90 days prior to the first anniversary of the preceding year’s annual meeting and must include all information required by the proxy rules and applicable law. If a submission is in proper form as provided by the Company’s By-Laws, the Governance Committee will apply the same standards to the evaluation of a shareholder nominee as it applies to nominees submitted by others.

Communication With the Board

Interested parties, including shareholders, may communicate directly with the Board, one or more directors of the Company, including the Lead Director, or the non-management directors of the Company as a group through the office of the Corporate Secretary as follows: (i) by mail addressed to the Board, the non-management directors as a group or one or more directors, c/o Corporate Secretary, GATX Corporation, 222 West Adams Street, Chicago, Illinois 60606; (ii) electronically by sending an e-mail to contactboard@gatx.com; or (iii) anonymously by telephone by calling (888) 749-1947. Communications (other than those deemed, in the reasonable judgment of the Corporate Secretary, to be inappropriate or patently frivolous) received by the Company addressed to the Board or one or more directors shall be promptly forwarded to the Lead Director and to the Board member or members to whom it was addressed or, if not so specifically addressed, then, depending on the subject matter of the particular communication, to the chair of the appropriate Board committee or to the non-management directors as a group. Any communication not readily identifiable for a particular director or Board committee shall be forwarded to the Chair of the Governance Committee.

COMPENSATION DISCUSSION AND ANALYSIS

This compensation discussion and analysis (“CD&A”) describes the material elements of GATX’s compensation program for “named executive officers” and explains a number of significant actions taken by the Compensation Committee of the Board of Directors (the “Committee”) in 2011. The Company’s “named executive officers” are Brian Kenney, Chairman, President and Chief Executive Officer, Robert Lyons, Senior Vice President and Chief Financial Officer, and the Company’s three other most highly compensated executive officers during 2011: James Earl, Executive Vice President and Chief Operating Officer; Deborah Golden, Senior Vice President, General Counsel and Secretary; and Clifford Porzenheim, Senior Vice President, Strategic Growth.

Executive Summary of Key Compensation Actions in 2011

In 2011, GATX’s financial performance improved as the Company’s business recovered from the downturn experienced in 2009 and 2010. Net income, excluding tax benefits and other items, in 2011 was $95.0 million, which was a 27.3% increase over the prior year. This increase was primarily driven by higher lease income on rail cars, higher asset remarketing income and higher scrapping gains. Additionally, during the year, the Company entered into an agreement to acquire 12,500 newly built railcars that are expected to deliver over a five-year period. This railcar order, the largest in GATX’s history, strengthens the Company’s long-term competitive position and ability to serve its customers. In 2011, GATX invested $614.6 million to grow its asset base, compared to $585.1 million in 2010. Return on equity, excluding tax benefits and other items, also improved to 8.5% from 6.7% in 2010.

Due to expectations for improved income and earnings in 2011, GATX began returning to its more standard compensation plans and programs, which had undergone some significant modifications in 2009 and 2010 in response to the challenging economic and market conditions experienced at that time. In particular, for 2011:

•

The Company gave performance-based merit pay increases to executive officers, whose salaries had been frozen since 2008. However, base salaries still constitute only between 24% and 41% of the total compensation of the Company’s named executive officers, consistent with the Company’s philosophy that a majority of executive compensation should be performance-based.

•

The Company made several changes to the annual incentive plan compared to 2010, including increasing payouts at the threshold level (40% in 2011 vs. 25% in 2010) and target award level (80% in 2011 vs. 75% in 2010) and reducing the level at which the maximum payout is reached (135% in 2011 vs. 150% in 2010). These changes were made to reflect the higher budgeted net income targets and threshold amounts in the 2011 plan compared to prior years.

•

The actual payout level under the annual incentive plan for 2011 was at 125.9% of the target award level, based on achievement of 120.3% of budgeted net income and reflecting the Company’s stronger-than-budgeted net income performance as described above.

•	Long-term incentive awards were restored to more market-competitive levels, following reductions in award levels in 2010 and 2009.

•

The 2009-2011 performance shares paid out at 38.5% of the target award level, as 83% of the targeted investment volume goal for the performance period was achieved, but the minimum threshold for the return on equity performance was not met.

In 2011, GATX held its first advisory shareholder vote on the compensation of named executive officers (the “say on pay” vote). In advance of this vote, management sought input from several of the Company’s significant institutional investors to solicit their views on GATX’s compensation practices. This feedback was shared with the Committee as part of the Company’s continuous effort to ensure close alignment between the Company’s executive compensation practices and shareholder interests. As approximately 96% of the shares voted at the GATX’s 2011 Annual Meeting were voted in favor of the advisory resolution to approve the executive compensation disclosed in the Company’s 2011 proxy statement, the Committee believes that this affirmed shareholders’ support of the Company’s approach to executive compensation and did not make any specific changes to its executive compensation plans or programs as a result of this vote. The Committee values the opinions of shareholders and will consider future advisory votes and other shareholder feedback when determining executive compensation.

GATX Compensation Philosophy and Objectives

The Company’s executive compensation program is structured to provide compensation opportunities that appropriately: (1) reflect the competitive marketplace in which the Company operates; (2) balance executive focus on short- and long-term objectives; (3) align management and shareholder interests; and (4) attract, motivate and retain key executives who are critical to GATX’s long-term success. The program has been developed with the following key principles in mind:

•

A significant portion of compensation should be performance-based.    Through annual and long-term incentive awards, executives are encouraged to focus attention on a combination of critical strategic and financial goals. The weight placed on each of these should vary from time to time depending on the Company’s strategies and operating environment.

•

On a relative basis, long-term incentive opportunities should be emphasized more heavily than short-term incentive opportunities.    The Company invests predominantly in long-lived assets and the outcomes of key decisions are often not realized for several years. Creating long-term economic value should outweigh focus on short-term results.

•

A meaningful equity stake helps ensure that executive and shareholder interests are aligned.    This is accomplished through grants under the Company’s equity compensation programs and a mandatory stock retention policy.

As shown in the following table, the mix of target total direct compensation (“TDC” or current base salary, target annual incentive and target long-term incentive) for named executive officers is consistent with the principles described above. The table illustrates how TDC is allocated between performance and non-performance based components, how performance-based compensation is allocated between annual and long-term components, and how TDC is allocated between cash and equity components.

TDC Mix

	% of TDC that is:		% of Performance Based TDC that is:		% of TDC that is:
Name	Performance Based(1)	Fixed(2)	Annual (3)	Long-Term (4)	Cash Based (5)	Equity Based (6)
Brian A. Kenney	76%	24%	31%	69%	47%	53%
James F. Earl	67%	33%	34%	66%	56%	44%
Robert C. Lyons	64%	36%	34%	66%	58%	42%
Deborah A. Golden	59%	41%	34%	66%	61%	39%
Clifford J. Porzenheim	59%	41%	35%	65%	62%	38%

(1)	Target annual plus target long-term incentives / TDC
(2)	Base salary /TDC
(3)	Target annual incentives /Target annual plus long-term incentives
(4)	Target long-term incentives /Target annual plus long-term incentives
(5)	Base salary plus target annual incentives / TDC
(6)	Long-term incentives /TDC

(Note: The figures in the table above are based on salaries and incentive targets in effect as of December 31, 2011, and thus are not intended to match amounts shown in the Summary Compensation Table or the Grant of Plan-Based Awards Table).

Ultimately, the executive compensation program is intended to help communicate and reinforce performance that contributes to business success and shareholder return and to reward executives appropriately when the desired results are achieved. To help ensure that this intent is achieved, the Committee regularly reviews and refines the program, taking into account recognized and evolving “best practices” for executive compensation.

Roles and Responsibilities

The Committee and Management

The Committee oversees the design and administration of the Company’s executive compensation program with the assistance of Frederic W. Cook & Company, Inc., an independent consulting firm retained by the Committee (the “independent consultant”). The Committee annually reviews current executive compensation practices, trends and developments with guidance from the independent consultant. As discussed in greater detail below, the Committee also reviews the competitiveness of compensation for GATX’s executive officers, including base pay and annual and long-term incentive awards. Based on input from the independent consultant and the Company’s human resources staff, the Committee makes all decisions with respect to the compensation of the Chief Executive Officer. The Chief Executive Officer does not participate in, nor is he present during, any discussions of his own compensation. Such discussions occur in executive sessions of the Committee, which include the independent consultant. The Committee reviews decisions regarding the Chief Executive Officer’s pay with the other independent directors on the Board.

As part of the Company’s regular compensation review cycle, the Chief Executive Officer makes recommendations to the Committee, for its review and approval, concerning base salary increases and long-term incentive award grants for the other named executive officers. The Chief Executive Officer also may make recommendations to the Committee to increase or decrease target levels for annual bonus and long-term incentive awards. In addition, from time to time, the Chief Executive Officer may recommend a bonus or equity award to recognize outstanding performance or exceptional contributions by a named executive officer. After reviewing these recommendations, the Committee decides the compensation of such named executive officers.

The Determination of Market Competitive Pay

The executive compensation program has been structured to provide pay opportunities, including base salaries and short- and long-term incentive compensation, believed to be comparable to the median range of opportunities provided by companies of similar revenue size to GATX (which are referred to herein as “competitive” or “market” pay levels). Because the Company has no direct peers in the rail leasing business for which relevant compensation data is available, determining competitive pay levels with precision for GATX’s unique industry is not possible. The Company’s human resources staff, with oversight from the Committee’s independent consultant, regularly reviews information on pay for executives as reported in national compensation surveys published by AonHewitt and Towers Watson for organizations of similar revenue size to GATX. These surveys include general compensation information, on an aggregate basis, for approximately 200 public companies with annual revenues between $1-3 billion, but the surveys do not identify the specific compensation paid by any particular company or companies participating in the survey. The Company uses the surveys to better understand current compensation practices at other companies of similar revenue size and as a data point to assist GATX in meeting its goal of having the various elements of compensation be market competitive. While the compensation surveys are a starting point for GATX’s compensation review process, actual compensation decisions with respect to specific individuals are influenced by a variety of factors in addition to the surveys, including experience, tenure, skills, unique responsibilities, individual performance and the Company’s specific talent requirements.

Compensation Elements

The elements of the Company’s compensation program for named executive officers include:

•	Base salary

•	Annual incentive awards

•	Long-term equity-based incentive awards

•	Employee benefits

•	Change of control severance protection

Base Salary

Base salary helps the Company attract and retain an appropriate caliber of executive talent and provides executives with a degree of financial certainty since base salary is less subject to Company performance risk than most other pay elements. In establishing salary levels, consideration is typically given to market pay levels, the specific responsibilities and experience of the named executive officer, and his or her individual performance.

The Committee reviews all of the elements of executive officer compensation at the beginning of each year to effectively link base salary decisions to the officer’s performance and the Company’s financial results for the prior year. Base salary levels affect other elements in the compensation program because annual incentive opportunities, long-term incentive opportunities and retirement benefits are highly correlated with base pay levels. This effect is intentional and helps ensure that total compensation is lower than market levels for less tenured or underperforming employees, and higher than market for very experienced, proven performers.

After a two-year pay freeze in 2009 and 2010, the Committee increased the base salaries of the named executive officers for 2011, with merit pay increases based on individual performance (ranging from 2.0% to 2.5%) and prorated based on the time from the last increase prior to the two-year pay freeze. The Committee also increased base salaries by a portion of the annual executive auto allowances previously suspended in 2009 and 2010 and then eliminated in 2011. Additionally, Mr. Lyons received a market-driven increase in his base salary.

Annual Incentive Awards

Named executive officers are eligible to receive annual incentive awards under the GATX Cash Incentive Compensation Plan (the “CICP”) based on the extent to which pre-established financial performance goals are achieved. The CICP was approved by shareholders in 2004. Under the CICP, the maximum possible incentive award payable to each named executive officer has been established as 0.75% of Total Gross Income Less Total Ownership Costs as reported in the Company’s financial statements. At the end of each year, the Committee certifies the level of actual performance on this measure and may reduce, but not increase, the annual award based upon underlying metrics communicated to each participant at the beginning of the year.

Historically, the Committee has reduced the bonuses payable under the CICP by applying separate financial performance standards. The basis on which that financial performance is measured may vary from year to year in accordance with the Company’s objectives. In 2011 and in other recent years, performance was measured against budgeted consolidated net income to provide a strong incentive for profitability.

Target incentive opportunities for named executive officers are expressed as a percentage of base salary and reflect typical competitive opportunities. The percentage of target incentive opportunities payable at various levels of financial performance is governed by a schedule approved by the Committee each year after reviewing recommendations made by management. The level of financial performance required for the payment of maximum incentive opportunities is established based on the Committee’s assessment of the level of performance that shareholders would likely consider superior in view of general economic conditions and the economic outlook for the Company and its industry in particular. This process is essentially reversed to establish the threshold or minimum performance level, defined as the level of financial performance below which no incentive is payable.

For 2011, in recognition of the increased income and earnings goals compared to the prior year, the Committee made the following adjustments to the annual incentive plan:

•

The plan design was modified to reflect a higher payout than 2010 upon achieving budgeted earnings, but still lower than historical levels. Thus, achievement of 100% of the budgeted consolidated net income would result in an incentive payout of 80% of target, higher than the incentive payout of 75% in 2010, but still well below the 100% payout in prior years. In addition, the Company increased the threshold payout under the plan to 40% (from 25% in 2010) for achieving the minimum of 80% of budgeted consolidated net income; and, to reach a maximum payout under the plan, the Company lowered the achievement level to 135% of budgeted consolidated net income (from 150% in 2010).

•	The form of payout was restored to 100% cash. In 2010, the payout had been changed to consist of 50% cash and 50% restricted stock units that vest ratably over two years from the date of grant.

•

Actual consolidated adjusted net income for 2011, which was $95.0 million, represented 120.3% of budgeted consolidated net income and resulted in incentive payouts of 125.9% of the target award level. For additional information regarding the 2011 annual incentive plan for the named executive officers, including the specific numerical levels of performance required for target, maximum and threshold incentive payouts, please see the Narrative Discussion Related to the Summary Compensation Table and Grants of Plan-Based Awards Table.

Long-Term Equity-Based Incentive Awards

Long-term incentive compensation helps the Company attract and retain qualified executives, reward the achievement of the Company’s long-term objectives, encourage stock ownership, and promote a close identity of interests between the Company’s management and its shareholders. Target long-term incentive opportunities are established for named executive officers in accordance with typical competitive opportunities and are expressed as a percentage of the midpoint of the officer’s base salary range.

Since 2006, the value of the regular, annual long-term incentive awards to each named executive officer has been split approximately equally between stock-settled stock appreciation rights (“SARs”) and performance shares. This combination of grant types was chosen because it focuses attention on total shareholder return and on specific financial goals, both of which are essential to the Company’s long-term success.

•

SARs — SARs are granted to align the interests of the Company’s named executive officers and other employees with its shareholders. SARs are granted at a price equal to the average of the high and low prices of the Company’s common stock on the date of grant as approved by the Committee. Because total shareholder return is comprised of stock price appreciation and dividends, dividend equivalents are attached to SAR grants. While paying dividend equivalents is not a practice adopted by most companies, rewarding both components of shareholder return better aligns management and shareholder interests. Dividend equivalents accrue until vesting and are paid in cash thereafter until the SAR is exercised or expires. Because the value of dividend equivalents is fully factored into the determination of grant size, recipients receive no additional compensation; awards are correspondingly smaller than they would be if dividend equivalents were not attached because the value of each SAR is higher.

•

Performance Shares — The purpose of performance shares is to focus attention on and to reward the achievement of the Company’s long-term financial and strategic objectives. Performance share awards operate similarly to annual incentive awards in many respects. The primary differences are the length of the performance period, the link to the Company’s stock price, and the form of payment. In the case of performance shares, the Committee establishes the goals for which the performance shares may be earned at the beginning of a multi-year rather than annual performance period. The length of the performance period is typically three years. A percentage ranging from 0% to 200% of the performance shares initially awarded is earned based on the extent to which the multi-year goals are achieved. The value of each earned performance share equals the price of one share of the Company’s common stock at the end of the performance period, with payment for earned performance shares made in the form of Company common stock rather than cash.

Performance shares are earned based on achievement of a specified level of Total Gross Income Less Total Ownership Costs at the end of the performance period. If the goal has not been met, the entire performance share award is cancelled. If the goal has been met, the Committee may reduce, but not increase, the number of performance shares otherwise payable based on the achievement of other long-term performance objectives established at the beginning of the performance period.

Accumulated dividend equivalents are paid on the number of performance shares earned at the end of the performance period.

2011 Long-Term Incentive Grants:    In 2010, the Committee had reduced long-term incentive awards by approximately 20% due to the challenging economic and market conditions experienced at that time. In recognition of improving market conditions in 2011, the Committee returned to long-term incentive award levels more consistent with awards granted before the market downturn in 2009. Ms. Golden’s award also reflects a market-driven increase.

As in past years, the actual number of performance shares awarded was determined by dividing the performance share award value by the average closing prices of GATX stock on the four Fridays immediately preceding the Committee meeting at which the grant was awarded. The same calculation is used to determine the number of SARs awarded, but is then adjusted by a Black-Scholes value.

The 2011 performance share award has a three-year performance period. In addition to the Total Gross Income Less Total Ownership Costs threshold goal, the number of 2011 performance shares payable will also be subject to two equally weighted measures: consolidated average return on equity and consolidated cumulative investment volume. These measures reflect the Company’s objectives for sustained profitability and growth. The numerical goals established on both performance measures, the definition of the measures, and the percentage of the initial grant of performance shares that is payable at the threshold, target and maximum levels of actual performance are shown in the Equity-Based Long-Term Incentives section of the Narrative Discussion Related to the Summary Compensation Table and the Grants of Plan-Based Awards Table. For the 2011-2013 performance period, the Company will not pay out 100% of target unless it earns at least a 9% average return on equity and attains at least $2.0 billion of cumulative investment volume.

2009 — 2011 Performance Share Payouts:    The performance shares granted in 2009 paid out at the end of 2011. Each target award was based 50% on a three-year consolidated return on equity goal and 50% on a three-year cumulative consolidated investment volume goal. The three-year average consolidated return on equity for the period was 7.4% versus a goal of 12.0%, and three-year cumulative consolidated investment volume was $1.872 billion versus a goal of $2.250 billion. Based on the results, performance share payouts were 38.5% of target incentive awards. These awards were made in accordance with the provisions of the plan as established at the beginning of the period. For details regarding the 2009-2011 performance share payments to the named executive officers, please see the Option Exercises and Shares Vested Table.

Grant Policies:    The grant date for regular long-term incentive awards is the date of the Committee’s first meeting of each calendar year. Off-cycle grants (if any) to newly hired or promoted employees will continue to be made on the last trading date of the month following the hire or promotion date and Committee approval of the award. SAR grants to named executive officers are made at the same time as they are made to other employees. SARs vest ratably over a three-year period and expire after seven years. The Company has no program, plan or practice to time SAR grants to named executive officers or any other employees in coordination with the release of material non-public information.

Employee Benefits

The Company sponsors a standard array of retirement, health and welfare benefits. Retirement programs include both a 401(k) and defined benefit pension program as well as a supplemental plan intended solely to restore pension benefits limited by law to the level specified by formula in the qualified pension plan applicable to all salaried employees. The pension and 401(k) programs are intended to supplement employees’ personal retirement savings and social security benefits. Health and welfare benefits include medical, dental, vision, life and disability insurance. These programs provide protection against catastrophic loss and encourage health maintenance. Named executive officers participate in the same programs and on the same basis as other salaried employees. No retirement, savings, medical, disability or other insurance program or arrangement exists which provides benefits to named executive officers in excess of those provided generally.

In 2011, the Company match for employee contributions to the 401(k) plan, which had been suspended in 2010, was reinstated for all U.S.-based salaried employees.

Consistent with the Company’s desire to minimize status-oriented compensation elements, the only perquisites made available to named executive officers in 2011 were financial and legal counseling allowances. As noted previously, auto allowances for the named executive officers were eliminated in early 2011, and a portion of the value of those allowances was added to base salaries.

Change of Control Severance Agreements

Each named executive officer has entered into an Agreement of Employment Following a Change of Control which provides certain benefits should employment be terminated following a change of control (“COC”). This protection is provided for competitive reasons and to ensure the stability, continuity and impartiality of the Company’s executives in a COC situation. The level of protection provided is intended to be similar to that provided by similarly-sized organizations.

The Agreements are “double-trigger” agreements, meaning that benefits are payable only if a COC occurs and the executive’s employment is terminated or constructively terminated as a result. Key terms under the Agreements applicable in 2011 are summarized in the Narrative Discussion Regarding Potential Payments Upon Termination or COC. In 2010, the Committee decided not to provide excise tax gross up benefits in any new COC agreements the Company may enter into with executives in the future. Treatment of all long-term incentive awards in the event of a COC is governed not by the Agreements but rather by the EICP and related grant agreements, which are applicable to all employees who receive long-term incentive awards. In addition, all EICP grant agreements require both a COC event and an executive’s actual or constructive termination before vesting will be accelerated for any outstanding long-term incentive awards.

Stock Retention Requirements

To underscore the importance of stock ownership, the Company has established stock retention requirements for named executive officers and other members of senior management. The requirements specify that 50% of the after-tax profit realized from Company equity awards be retained in shares of Company stock until the employee owns stock equal in value to a multiple of salary based on his or her position. The multiple is 5.0 times salary for the Chief Executive Officer and 2.5 times salary for other named executive officers.

As of February 1, 2012, the named executive officers had achieved the following approximate percentages of their respective stock retention requirements: Mr. Kenney — 152%; Mr. Earl — 248%; Mr. Lyons — 175%; Ms. Golden — 110%; and Mr. Porzenheim — 252%.

Recoupment Policy

The Company maintains a recoupment policy, which provides that in the event of a material restatement of the Company’s financial results, the Board, or a Committee designated by the Board, will review the facts and circumstances that led to the requirement for the restatement and will take such actions as it deems necessary or appropriate. The Board will consider whether any executive officer received excess compensation due to the fact that the original financial statements were incorrectly presented. The Board also will consider the accountability of any executive officer whose acts or omissions were responsible in whole or in part for the events that led to the restatement and whether such acts or omissions constituted misconduct.

The actions the Board may elect to take against a particular executive officer, depending on all the facts and circumstances as determined during their review, could include: (i) the recoupment of all or part of any bonus or other compensation paid to the executive officer that was based upon the achievement of financial results that were subsequently restated; (ii) disciplinary actions, up to and including termination; and/or (iii) the pursuit of other available remedies, including, but not limited to, canceling stock-based awards.

Regulatory Considerations

The Company’s incentive compensation programs have been designed and administered in a manner generally intended to preserve federal income tax deductions. All of the Company’s incentive and equity compensation programs, severance plans and change of control agreements are administered in compliance with federal tax rules affecting nonqualified deferred compensation. In addition, the Company considers the tax and accounting consequences of utilizing various forms of compensation when adopting new compensation programs or modifying existing programs.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K.

Deborah M. Fretz (Chair)

Mark G. McGrath

James B. Ream

David S. Sutherland

EXECUTIVE COMPENSATION TABLES

The following tables provide information regarding the compensation awarded to or earned during the year ended December 31, 2011, by the Company’s principal executive officer, principal financial officer and three other most highly compensated officers.

Summary Compensation Table for Fiscal

Years Ended December 31, 2011, 2010 and 2009

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)(2)(3)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
Brian A. Kenney	2011	897,167	1,028,443	1,041,000	1,129,263	414,729	7,350	4,517,952
Chairman of the Board,	2010	875,000	725,842	777,638	645,750	405,733	0	3,429,963
President and Chief	2009	875,000	561,756	542,943	0	747,724	32,050	2,759,473
Executive Officer

Robert C. Lyons	2011	402,500	253,941	256,780	303,975	150,960	6,125	1,374,281
Senior Vice President and	2010	365,000	182,758	195,800	161,622	110,652	0	1,015,832
Chief Financial Officer	2009	365,000	133,848	129,307	0	175,692	21,725	825,572

James F. Earl	2011	541,667	373,543	378,924	477,256	394,138	7,350	2,172,878
Executive Vice President	2010	525,000	263,754	282,575	271,215	324,616	0	1,667,160
and Chief Operating Officer	2009	525,000	201,955	195,430	0	516,656	22,950	1,461,991

Deborah A. Golden	2011	359,833	182,659	184,604	226,460	120,322	7,350	1,081,228
Senior Vice President,	2010	349,000	104,100	111,250	128,781	64,207	0	757,338
General Counsel and Secretary	2009	349,000	86,528	83,756	0	90,135	22,950	632,369

Clifford J. Porzenheim	2011	313,333	141,535	142,964	197,195	121,918	7,350	924,295
Senior Vice President,	2010	300,000	97,090	104,575	110,700	90,273	0	702,638
Strategic Growth	2009	300,000	80,275	77,144	0	117,641	22,950	598,010

(1)	For awards made pursuant to the GATX 2004 Equity Incentive Compensation Plan, the amounts shown reflect the dollar amount of the grant date fair value of the awards granted for the years shown, in accordance with Accounting Standards Codification (“ASC”) Topic No. 718, Compensation — Stock Compensation. Assumptions used to calculate these amounts are included in the Notes to the Company’s audited financial statements contained in the Company’s Annual Reports on Form 10-K for fiscal years ended December 31, 2011, December 31, 2010 and December 31, 2009.

(2)	For performance share awards, the amounts shown reflect the grant date fair value of the performance share awards at target payout for the years shown. The grant date fair value of the performance share awards for 2011, 2010 and 2009, respectively, assuming the highest level of performance (i.e., 200% of target) are as follows: Mr. Kenney ($2,056,885, $1,451,684 and $1,123,512); Mr. Lyons ($507,881, $365,516 and $267,696); Mr. Earl ($747,086, $527,508 and $403,910); Ms. Golden ($365,318, $208,200 and $173,056); and Mr. Porzenheim ($283,070, $194,181 and $160,550).

(3)	For 2011, the amounts shown exclude the restricted stock unit portion of the award received by the named executive officer for 2010 under the GATX Cash Incentive Compensation Plan, and the full amount of such award, which was paid 50% in cash and 50% in restricted stock units, is included in the 2010 amount shown for such named executive officer in column (g) of the table above.

(4)	The amounts shown reflect the annual incentive awards earned under the GATX Cash Incentive Compensation Plan by each named executive officer for the years shown. For 2010, the annual incentive award was paid 50% in cash and 50% in restricted stock units.

(5)	The change in pension value reflects the increase in the present value of the accumulated pension benefit during the years shown. The present value of the accumulated pension benefit as of December 31, 2011, and the assumptions used in the calculation of that value are shown in the Pension Benefits Table. The December 31, 2010, and December 31, 2009, present values were determined using the same assumptions except that the interest rates used for discounting under ASC Topic No. 715, Compensation — Retirement Benefits, were 5.25% in 2010 and 5.70% in 2009.

(6)	In 2011, the amounts shown reflect matching contributions made to the Company’s Salaried Employees Retirement Savings Plan for each named executive officer ($7,350) except Mr. Lyons ($6,125). For all period presented, this column excludes dividends on performance shares and restricted stock held by the named executive officers because such dividends are included in the grant date fair value amounts for stock awards as reported in columns (e) and (f) of the table above and in column (m) of the Grants of Plan-Based Awards Table.

Grants of Plan-Based Awards Table

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($)	Closing Price on Date of Grant ($)	Grant Date Fair Value of Stock & Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(j)	(k)	(l)	(m)
Brian A. Kenney	01/01/2011	358,866	897,166	1,525,182
	01/27/2011							75,000	33.935	34.270	1,041,000
	01/27/2011				7,503	30,010	60,020				1,028,443
Robert C. Lyons	01/01/2011	96,600	241,499	410,548
	01/27/2011							18,500	33,935	34.270	256,780
	01/27/2011				1,853	7,410	14,820				253,941
James F. Earl	01/01/2011	151,666	379,166	644,582
	01/27/2011							27,300	33.935	34.270	378,924
	01/27/2011				2,725	10,900	21,800				373,543
Deborah A. Golden	01/01/2011	71,966	179,916	305,857
	01/27/2011							13,300	33.935	34.270	184,604
	01/27/2011				1,333	5,330	10,660				182,659
Clifford J. Porzenheim	01/01/2011	62,666	156,666	266,332
	01/27/2011							10,300	33.935	34.270	142,964
	01/27/2011				1,033	4,130	8,260				141,535

(1)	The amounts shown reflect target, threshold and maximum annual incentive payouts for 2011 under the Cash Incentive Compensation Plan based on the achievement of consolidated net income goals. Threshold amounts represent 40% of target based on the financial goal threshold.

(2)	The amounts shown reflect the number of performance shares granted in 2011 under the 2004 Equity Incentive Compensation Plan. The percentage of the performance share grant that will be earned is based on the achievement of GATX average return on equity and three-year cumulative investment volume goals.

(3)	The amounts shown reflect the number of SARs granted in 2011 under the 2004 Equity Incentive Compensation Plan.

Narrative Discussion Related to the Summary Compensation Table and

Grants of Plan-Based Awards Table

Annual Incentive Awards

In 2011, the named executive officers were eligible for annual incentive awards based solely on financial performance goals measured in terms of GATX consolidated net income. The target incentive awards were payable at 105% of budgeted consolidated net income. Threshold and maximum incentive awards (40% and 170%, respectively, of the target awards) were payable at 80% and 135% or more, respectively, of budgeted consolidated net income.

Based on individual targets and on actual consolidated net income as described in the Compensation Discussion and Analysis, incentive payouts were made in 2011 under the Corporate Officer Incentive Plan as shown in column (g) of the Summary Compensation Table. GATX consolidated net income achievement was $95 million for incentive payout purposes, or 120.3% of budget, resulting in payouts at 125.9% of target.

Equity-Based Long-Term Incentives

In 2011, equity-based long-term incentive awards consisted of stock-settled stock appreciation rights (“SARs”) and performance shares.

SARs have a seven year term and they vest in three equal annual installments beginning on the first anniversary of the grant date. The grant price is based on the average of the high and low prices of GATX common stock on the date of grant. Dividend equivalents accrue on SAR grants and are paid upon vesting and each quarter thereafter until the SARs are exercised or expire. The SARs granted to the named executive officers on January 27, 2011, will vest in three equal installments on January 27 of 2012, 2013 and 2014.

The number of SARs awarded in 2011 and their grant date fair value are shown in columns (j) and (k) respectively in the Grants of Plan-Based Awards Table. The grant date fair value of the 2011, 2010 and 2009 SAR awards are shown in column (f) of the Summary Compensation Table for each year granted.

Performance shares are earned based on the extent to which pre-established goals on two independent performance measures, each of which is weighted at 50%, are achieved over a three-year performance period ending on December 31, 2013. The measures are three-year average return on equity or (“ROE”) (defined as the sum of consolidated net income divided by average equity excluding changes in accumulated other comprehensive income from equity for each year in the performance period divided by three) and three-year cumulative investment volume or (“CIV”) (defined as the sum of consolidated cumulative GAAP basis portfolio investments and capital additions as reported on the company’s audited balance sheet for each year in the performance period). The number of performance shares earned at the end of the performance period ranges from 0% to 200% of the initial target grant. For the ROE component, the 2011 target grant is earned if ROE is 118% of budgeted performance. The threshold and maximum number of performance shares are 25% and 200% of the target grant, respectively. For the CIV component, the 2011 target grant is earned if CIV is 94% of budgeted performance. The threshold and maximum number of performance shares are 25% and 200% of the target grant, respectively. Dividend equivalents accrue throughout the performance period and are paid only on the number of performance shares earned at the end of the performance period.

The grant date fair value of the 2011, 2010, and 2009 performance shares are shown in column (e) of the Summary Compensation Table. The number of performance shares granted in 2011 that may be earned at target, threshold and maximum levels is shown in columns (g), (f) and (h), respectively of the Grants of Plan-Based Awards Table.

For 2010, awards under the Cash Incentive Compensation Plan were made 50% in cash and 50% in restricted stock units that vest ratably over a two-year period on February 25, 2012 and February 25, 2013. These restricted stock units were granted on February 25, 2011, but are not included in the Grants of Plan Based Awards Table above because they were included in the Grants of Plan Based Awards Table in the Company’s 2010 Proxy Statement under the columns relating to Non-Equity Incentive Plan Awards.

Outstanding Equity Awards at Fiscal Year-End Table

Name	Number Of Securities Underlying Unexercised Options (#) Exercisable	Number Of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number Of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number Of Shares Or Units Of Stock That Have Not Vested (#)		Market Value of Shares Of Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number Of Unearned Shares, Units Or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market Or Payout Value Of Unearned Shares, Units Or Other Rights That Have Not Vested ($)
(a)	(b)	(c)		(d)	(e)	(f)	(g)		(h)(7)	(i)		(j)(7)
Brian A. Kenney							9,209	(4)	402,065
	0	75,000	(1)		33.9350	1/27/2018				30,010	(5)	1,310,237
	23,300	46,600	(2)		26.1550	1/28/2017				27,960	(6)	1,220,734
	49,266	24,634	(3)		16.6850	3/4/2016
	66,400				36.3950	2/28/2015
	50,300				46.7500	3/8/2014
	31,100				38.6250	3/10/2013
	30,600				32.6450	3/25/2012
	20,000				24.1700	7/26/2012
	20,000				31.7350	4/26/2012
Robert C. Lyons							2,305	(4)	100,636
	0	18,500	(1)		33.9350	1/27/2018				7,410	(5)	323,521
	5,866	11,734	(2)		26.1550	1/28/2017				7,040	(6)	307,366
	11,733	5,867	(3)		16.6850	3/4/2016
	13,000				36.3950	2/28/2015
	8,300				46.7500	3/8/2014
	7,800				38.6250	3/10/2013
	7,700				32.6450	3/25/2012
	4,000				24.1700	7/26/2012
	4,000				31.7350	4/26/2012
James F. Earl							3,868	(4)	168,877
	0	27,300	(1)		33.9350	1/27/2018				10,900	(5)	475,894
	8,466	16,934	(2)		26.1550	1/28/2017				10,160	(6)	443,586
	17,733	8,867	(3)		16.6850	3/4/2016
	18,300				36.3950	2/28/2015
	11,900				46.7500	3/8/2014
	7,800				38.6250	3/10/2013
	8,100				32.6450	3/25/2012
	17,500				21.8500	8/1/2013
	6,250				24.1700	7/26/2012
	6,250				31.7350	4/26/2012
Deborah A. Golden							1,836	(4)	80,160
	0	13,300	(1)		33.9350	1/27/2018				5,330	(5)	232,708
	3,333	6,667	(2)		26.1550	1/28/2017				4,010	(6)	175,077
	7,600	3,800	(3)		16.6850	3/4/2016
	8,400				36.3950	2/28/2015
	5,900				46.7500	3/8/2014
	5,200				38.6250	3/10/2013
Clifford J. Porzenheim							1,579	(4)	68,939
	0	10,300	(1)		33.9350	1/27/2018				4,130	(5)	180,316
	3,133	6,267	(2)		26.1550	1/28/2017				3,740	(6)	163,288
	7,000	3,500	(3)		16.6850	3/4/2016
	8,400				36.3950	2/28/2015
	5,300				46.7500	3/8/2014
	4,000				38.6250	3/10/2013
	4,600				32.6450	3/25/2012
	11,000				21.8500	8/1/2013
	2,500				31.7350	4/26/2012

(1)	Stock appreciation rights will vest in three equal annual installments on 1/27/2012, 1/27/2013 and 1/27/2014.

(2)	50% of the unexercisable stock appreciation rights will vest on 1/28/2012 and the remainder will vest on 1/28/2013.

(3)	100% of the unexercisable stock appreciation rights will vest on 3/4/2012.

(4)	The amounts shown reflect the number of restricted stock units granted as part of the annual incentive payout for 2010 under the Cash Incentive Compensation Plan, which was paid 50% in cash, and 50% was paid in restricted stock units. 50% of the award will vest on 2/25/2012 and the remainder will vest on 2/25/2013.

(5)	The amounts shown reflect the number of target performance shares granted in 2011. A portion (ranging from 0% to 200%) will be earned subject to the achievement of specified performance objectives and will vest on 12/31/2013.

(6)	The amounts shown reflect the number of target performance shares granted in 2010. A portion of this number (ranging from 0 to 200%) will be earned subject to the achievement of specified performance objectives and will vest on 12/31/2012.

(7)	The market value of restricted stock and performance shares is based on the closing price for the Company’s common stock on the last trading day of the year, December 30, 2011, was $43.66 per share.

Option Exercises and Stock Vested Table

	Option Awards		Stock Awards(1)
Name	Number Of Shares Acquired On Exercise (#)	Value Realized On Exercise ($)	Number Of Shares Acquired On Vesting (#)	Value Realized On Vesting ($)
(a)	(b)	(c)	(d)	(e)
Brian A. Kenney	41,400	302,082	12,801	563,436
Robert C. Lyons	7,200	76,395	3,050	134,246
James F. Earl	18,600	198,278	4,602	202,557
Deborah A. Golden	0	0	1,972	86,798
Clifford J. Porzenheim	17,100	167,303	1,829	80,503

(1)	Reflects the number and value of performance shares granted under the 2009-2011 Performance Plan as described in the Compensation Discussion and Analysis. Although the plan performance was determined after calendar year-end on January 26, 2012, the amounts are reported in the table above (and not in the Outstanding Equity Awards at Fiscal Year-End table) to reflect the actual value earned in 2011 for the 2009-2011 performance period.

Pension Benefits Table

Name (a)	Plan Name (b)	Number of years credited service (#) (c)	Present value of accumulated benefit ($) (d) (1)	Payments during last fiscal year ($) (e)
Brian A. Kenney	GATX Non-Contributory Pension Plan for Salaried Employees	16.2	221,495	0
	GATX Supplemental Retirement Plan	16.2	1,575,242	0

Robert C. Lyons	GATX Non-Contributory Pension Plan for Salaried Employees	15.3	267,141	0
	GATX Supplemental Retirement Plan	15.3	399,992	0

James F. Earl	GATX Non-Contributory Pension Plan for Salaried Employees	23.9	598,108	0
	GATX Supplemental Retirement Plan	23.9	1,632,922	0

Deborah A. Golden	GATX Non-Contributory Pension Plan for Salaried Employees	6.0	171,246	0
	GATX Supplemental Retirement Plan	6.0	206,166	0

Clifford J. Porzenheim	GATX Non-Contributory Pension Plan for Salaried Employees	15.3	275,476	0
	GATX Supplemental Retirement Plan	15.3	269,802	0

(1)	Named executive officers may also qualify for reduced early retirement benefits as described in the narrative below.

The present value of accumulated benefit is calculated as the amount payable at fully unreduced retirement age (age 65) using December 31, 2011, ASC Topic No. 715, Compensation — Retirement Benefits, disclosure assumptions (4.80% interest rate, RP-2000 Combined Healthy Mortality Table projected to 2012 by scale AA). Lump sums are valued at age 65 using the IRS three-segment lump sum rates and are then discounted back from age 65 to December 31, 2011 at 4.80%.

Narrative Discussion Related to Pension Benefits Table

Named executive officers participate in the Company’s Non-Contributory Pension Plan for Salaried Employees (the “Pension Plan”) covering salaried employees of the Company and its domestic subsidiaries. Vesting requires five years of service. Subject to certain limitations imposed by law, pensions are based on years of service and average monthly compensation during: (i) the five consecutive calendar years of highest compensation during the last 15 calendar years preceding retirement or the date on which employment terminates or (ii) the 60 consecutive calendar months preceding retirement or the date on which employment terminates, whichever is greater. Benefits under the Pension Plan are not subject to any deduction for Social Security or other offset amounts.

Annual benefits in excess of certain limits imposed by the Employee Retirement Income Security Act of 1974 or the Internal Revenue Code on payments from the Pension Plan will be paid by the Company under its Supplemental Retirement Plan. The Supplemental Retirement Plan is designed to restore those benefits that would otherwise be limited by statutory regulations. Payments are made as a single lump sum amount representing the actuarially equivalent present value of the benefit payable at age 65. Payments made pursuant to the Supplemental Retirement Plan are funded from the general assets of the Company.

A summary of the key provisions of the Pension Plan is provided below:

•	Participation: Participation begins on January 1 or July 1 coincident with or next following completion of one year of service and attainment of age 21.

•

Normal Retirement Benefits:    Normal retirement is at age 65 with 5 years of credited service. The Basic Formula is a Base Benefit equal to 1% of Average Monthly Compensation multiplied by years of Benefit Service plus an Excess Benefit equal to 0.65% of Average Monthly Compensation in excess of monthly Social Security Covered Compensation multiplied by years of Benefit Service (to a maximum of 35 years).

•

Early Retirement Benefits:    Pension benefits can commence at any age in the form of an annuity with the accrued benefit actuarially reduced for commencement before age 65, or as a single lump sum payment representing the actuarially equivalent present value of the age 65 benefit. Pension benefits accrued prior to July 1, 2007, and payable in annuity form to employees who (a) are at least age 55 with 15 or more years of service, or (b) have at least 30 years of service and whose age plus service total 90 or more, are subject to a partial rather than full actuarial reduction for early commencement.

Compensation is defined as regular earnings during the calendar year, including overtime payments and covered bonuses, but excluding deferred and contingent compensation. For named executive officers, compensation includes salary and annual incentive awards paid under the CICP. Social Security Covered Compensation is the 35-year average of Social Security taxable wage bases in effect up to and including the year in which an individual attains Social Security Normal Retirement Age calculated in accordance with Revenue Ruling 89-70.

For unmarried participants, the normal form of payment is a life annuity. For married participants, the normal form of payment is a 50% joint and survivor annuity. Optional forms of payment include a single lump sum of the accrued pension’s actuarially equivalent present value, or a joint and survivor co-pensioner annuity. All forms of payment have the same actuarially equivalent value as the life annuity.

The present value of accumulated pension benefits for each named executive officer is shown in column (d) of the Pension Benefits Table.

Potential Payments Upon Termination or Change of Control

Except for the Agreements of Employment Following a Change of Control (“COC Agreements”) described in the Compensation Discussion and Analysis, the Company has not entered into employment agreements with any of the named executive officers. They participate in the same plans and are subject to the same treatment as all other salaried employees in the event of termination due to voluntary resignation, discharge for cause, involuntary separation, death and disability, and retirement. This discussion therefore focuses solely on termination in the event of a change of control of the Company. The key provisions of the COC Agreements are described below, followed by a table that shows the amounts that the Company would pay or the benefits it would provide to each named executive officer in a change of control situation.

Key Provisions of COC Agreements: Each named executive officer has entered into a COC Agreement that provides certain benefits should employment be terminated or constructively terminated following a change of control (“COC”). Key terms under the agreements include the following:

Executive Benefit	Description
Agreement Term and Amendment	• Agreement effective for two-year rolling term and renews automatically each year unless Company provides 60-day notice
• Employment period is two years
• Unless a COC occurs, the Agreement has no effect and employment is at will
Payment Triggers	• Involuntary termination without “cause” or voluntary termination for “good reason” within two years following a COC
• Failure of a successor to assume the Agreement
• Termination prior to, but in contemplation of, a COC
• Payments are not triggered in the event of death, disability, cause or voluntary termination for other than good reason
Severance Benefits	• Three times base salary and target annual bonus (paid in lump sum)
• Three years of additional age and service credit for retirement purposes
• Three years of additional coverage in health and welfare plans (such coverage becomes secondary if re-employed); thereafter, coverage continues at executive’s cost until eligible for Medicare
• Outplacement at a maximum cost of 10% of salary

•    Pro rata portion of target bonus for the year in which the COC occurs for the actual period served during the year of the COC prior to termination and payment of previously deferred compensation plus interest (“Accrued Obligations”)

Excise Tax Gross Up

•    Provided unless value of severance benefits is within 110% of the level that would not trigger excise taxes; if so, the amount of severance benefits otherwise payable is reduced so that excise taxes are not imposed

• Benefit included only in COC agreements entered into prior to 2010
Enforcement and Legal Fees	• Payable by Company unless a court determines that such payment was unjust

Executive Benefit	Description
Definition of Key Terms	• COC:
1. the acquisition of 20% or more of the Company’s outstanding shares or voting securities
2. a turnover in a majority of the Company’s board members

3.      consummation of a reorganization, merger, consolidation, sale or disposition of substantially all assets unless shareholders immediately prior to the merger beneficially own more than 65% of outstanding shares or voting power of the resulting entity

4. consummation of a reorganization, merger, consolidation, sale or disposition of substantially all assets of any subsidiary or 10-K business segment that is the primary employer of the executive
5. shareholder approval of liquidation or dissolution of the Company
• Cause: the willful illegal conduct, gross misconduct or continued failure of the executive to perform his or her duties after receipt of written notice and explanation of performance shortfalls
• Good Reason:
1. a material diminution of the executive’s authority or duties
2. a material diminution in base compensation
3. a material diminution in the budget over which authority is retained
4. a material change in geographic location at which services must be performed

Amounts Payable Under the COC Agreements: The table below reflects certain assumptions made in accordance with the SEC’s rules, namely that (a) the COC and termination of employment occurred on December 31, 2011, and (b) the value of a share of the Company’s common stock on December 30, 2011, the last trading day of the year, was $43.66. It includes the lump sum payments associated with the benefits described above, as well as the value of all equity awards for which vesting is accelerated as provided under the EICP. The table excludes the following payments and benefits that are not enhanced by the termination of employment following a COC:

•	accrued vacation pay, health plan continuation and other similar amounts payable when employment terminates under programs applicable to the Company’s salaried employees generally;

•	stock options or SARs that have vested and are exercisable as shown in Column (b) of the Outstanding Equity Awards at Fiscal Year-End Table;

•	performance shares that have vested as shown in Column (e) of the Option Exercises and Stock Vested Table; and

•	the present value of pension benefits calculated in accordance with the assumptions applicable to all participants in the Pension Plan.

Name	Severance ($)	Bonus (Accrued Obligations) ($)(1)	SRP Payment ($)(2)	Gross-up Payment ($)	Accelerated Vesting of Equity Awards(3)			Outplacement ($)	Total Value ($)
					Options/ SARs ($)	Performance Shares ($)	Restricted Stock ($)
Brian A. Kenney	5,409,600	901,600	1,850,772	3,857,739	1,122,676	2,530,971	402,065	90,160	15,763,518
Robert C. Lyons	1,968,000	246,000	594,602	1,332,576	179,912	630,887	100,636	41,000	4,992,977
James F. Earl	2,779,500	381,500	1,507,101	2,597,270	801,108	919,480	168,877	54,500	9,040,459
Deborah A. Golden	1,629,000	181,000	311,170	951,552	348,554	407,785	80,160	36,200	3,865,261
Clifford J. Porzenheim	1,422,000	158,000	369,103	802,624	209,872	343,604	68,939	31,600	3,336,803

(1)	Represents the executive’s current target bonus amount.

(2)	Represents the present value of the incremental portion of non-qualified pension benefits calculated using the discount rate specified in the COC Agreements versus the pension plan, and the present value of pension benefits attributable to two additional years of age and service credit.

(3)	Under the 2004 Equity Incentive Compensation Plan, a termination following a change of control results in the accelerated vesting of all unvested stock option/SAR, restricted stock and performance share grants. Performance against goals is assumed to be at target with respect to performance shares.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(4)	Total ($)
(a)	(b)	(c)	(d)	(h)
Anne L. Arvia	75,500	75,000	0	150,500
Richard Fairbanks(5)	21,598	25,000	0	46,598
Deborah M. Fretz	77,500	75,000	0	152,500
Ernst A. Häberli	85,500	75,000	0	160,500
Mark G. McGrath	77,443	75,000	0	152,443
James B. Ream	78,500	75,000	0	153,500
Robert J. Ritchie(6)	31,179	33,269	0	64,448
David S. Sutherland	78,500	75,000	0	153,500
Casey J. Sylla	90,500	75,000	0	165,500

(1)	Under the Directors’ Deferred Fee Plan, the following directors deferred a portion of their meeting fees and/or cash retainer into phantom stock units during 2011: Mr. McGrath ($77,443), Mr. Ream ($10,000), Mr. Ritchie ($31,179) and Mr. Sutherland ($78,500). Ms. Fretz deferred a portion of her meeting fees and/or cash retainer totaling $38,750 into a cash account during 2011.

(2)	Each of Messrs. Häberli, McGrath, Ream, Sutherland and Sylla and Mesdames. Arvia and Fretz received stock grants with grant date fair values of $18,750 on January 31, April 30, July 31 and October 31. Mr. Ritchie received stock grants with a grant date fair value of $2,038 on July 31 and $18,750 on October 31. Mr. Fairbanks received grants with a grant date fair value of $18,750 on January 31 and April 30. These awards were fully vested upon grant, and the amounts shown represent the dollar amounts recognized for financial statement reporting purposes for the fiscal year ended December 31, 2011, in accordance with Accounting Standards Codification (“ASC”) Topic No. 718, Compensation — Stock Compensation. Assumptions used to calculate these amounts are included in the Notes to the Company’s audited financial statements contained in the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2011.

(3)	The aggregate number of GATX phantom stock units held on December 31, 2011, was: Ms. Arvia (6,946), Mr. Fairbanks (19,219), Ms. Fretz (36,522), Mr. Häberli (10,944), Mr. McGrath (29,149), Mr. Ream (9,712), Mr. Ritchie (982), Mr. Sutherland (21,161) and Mr. Sylla (19,841).

(4)	Mr. Fairbanks held 2,000 stock options as of December 31, 2011. Stock options were last granted to directors in 2002.

(5)	Mr. Fairbanks retired from the Board on April 22, 2011.

(6)	Mr. Ritchie was appointed to the Board on July 22, 2011.

During 2011, the Company’s director compensation program consisted of the following elements and amounts shown in the table below.

2011 Director Compensation

Compensation Element	January 1 — December 31 ($)
Retainer (Annualized Amounts)
- Cash	50,000
- Phantom Stock	75,000
- Lead Director	30,000
- Audit Committee Chair	10,000
- Compensation and Governance Committee Chairs	5,000
Per Meeting Fees
- Board	1,500
- Committee (all committees)	1,500

Compensation reported in the Director Compensation Table reflects retainers and fees earned in 2011 based on actual meeting attendance. Each director’s phantom stock account is credited with additional units representing dividends declared on the Company’s common stock based on the date such dividend is paid. At the expiration of each director’s service on the Board, settlement of phantom stock units is made as soon as reasonably practical in shares of common stock equal in number to the number of units of phantom stock then credited to his or her account. Any fractional units are paid in cash.

The Company offers a Deferred Fee Plan in which non-employee directors may defer receipt of the cash portion of their annual retainer, meeting fees or both in the form of either cash or phantom stock units. If the deferral is in cash, the deferred amount accrues interest at a rate equal to the 20-year U.S. government bond rate. If the deferral is in units of phantom stock, the units are credited to an account for each participating director along with dividends and are settled, following expiration of the director’s service on the Board, in accordance with his or her election/distribution form on file. Five directors participated in the Deferred Fee Plan in 2011.

The stock ownership target for non-employee directors is 5.0 times the annual cash retainer. New directors have five years following election to the Board to achieve this ownership target.

AUDIT AND OTHER RELATED FEES

Audit Fees

The aggregate fees for professional services rendered by Ernst & Young in connection with (i) the audit of the annual financial statements set forth in the Company’s Annual Report on Form 10-K, (ii) the review of the interim financial statements in the Company’s Quarterly Reports on Form 10-Q, (iii) comfort letters, consents and other services related to SEC filings and (iv) related audit services provided to other subsidiaries of the Company were approximately $2,368,950 for 2010 and $2,365,850 for 2011. Audit fees also include the audit of the effectiveness of the Company’s internal control over financial reporting as required by SEC rules adopted under Section 404 of the Sarbanes-Oxley Act of 2002.

Audit Related Fees

The aggregate fees for assurance and related services that were related to the performance of the audit or review of the Company’s financial statements were $122,000 for each of 2010 and 2011. In both years, the services performed related to employee benefit plan audits.

Tax Fees

The aggregate fees billed for professional services rendered for federal and international tax compliance, advice, and planning were $38,288 for 2010 and $4,413 for 2011.

All Other Fees

Other professional services rendered by Ernst & Young were $1,995 for each of 2010 and 2011, primarily related to access and use of Ernst & Young’s online accounting research tool.

Pre-Approval Policy

It is the policy of the Audit Committee to pre-approve all audit and non-audit services provided to the Company by the independent registered public accounting firm prior to the engagement of the firm for such services. The Audit Committee reviews the annual audit plan submitted by the independent registered public accounting firm and annually considers all audit services for pre-approval. Each quarter, the Company and the independent registered public accounting firm jointly provide the Audit Committee a description of the audit-related, tax and other non-audit services which have been provided in the then current fiscal quarter pursuant to the authority previously granted. An estimate of such services expected to be provided in the immediately following quarter is presented for pre-approval, together with a joint statement as to whether, in the view of the Company and the independent registered public accounting firm, the request is consistent with the SEC’s rules on auditor independence. Any proposed changes to the estimate of services reviewed as part of the annual audit plan are discussed with the Audit Committee at that time. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

AUDIT COMMITTEE REPORT

The responsibilities of the Audit Committee of the Board of Directors are set forth in its Charter (the “Audit Committee Charter”). Such responsibilities include providing oversight of the Company’s financial accounting and reporting process through periodic meetings with the Company’s management, independent registered public accounting firm and internal auditors to review accounting, auditing, internal controls and financial reporting matters as set forth in the Audit Committee Charter. A current copy of the Audit Committee Charter is available under Corporate Governance in the Investor Relations section on the Company’s website at www.gatx.com.

The Audit Committee has the ultimate authority to select the Company’s independent registered public accounting firm, evaluate its performance, approve all audit and non-audit work and approve all fees associated therewith. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal control. In the discharge of its functions, the Audit Committee relies on the Company’s management, including senior financial management, the Company’s internal audit staff and the Company’s independent registered public accounting firm.

It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and prepared in accordance with generally accepted accounting principles; that work is the responsibility of the Company’s management and its independent registered public accounting firm. In making its recommendation to the Board of Directors noted below, the Audit Committee has relied on management to prepare the financial statements with integrity and objectivity and in conformance with generally accepted accounting principles and the report of the Company’s independent registered public accounting firm with respect to such financial statements.

The Audit Committee consists of the following members of the Company’s Board of Directors: Ernst A. Häberli (Chair), Anne L. Arvia, James B. Ream, Robert J. Ritchie and David S. Sutherland, each of whom is an “independent director” under the NYSE Listing Standards applicable to Audit Committee members. The Board of Directors has determined that each member of the Audit Committee is financially literate and has accounting and related financial management expertise. In addition, the Board of Directors has determined that Messrs. Häberli, Ream and Ritchie and Ms. Arvia meet the Securities and Exchange Commission’s criteria of an audit committee financial expert.

The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

The Audit Committee has discussed with Ernst & Young, the Company’s independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, including the quality of the Company’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee has received the written disclosures and letter from Ernst & Young required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Ernst & Young its independence.

Based on the review and discussions noted above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in GATX’s Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the Securities and Exchange Commission.

Ernst A. Häberli (Chair)

Anne L. Arvia

Robert J. Ritchie

James B. Ream

David S. Sutherland

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the security ownership of each class of equity securities of the Company owned by each of the directors and named executive officers and by directors and executive officers as a group:

Name Of Beneficial Owner	Shares of Common Stock Beneficially Owned as Of March 2, 2012 (1) (2)
Anne L. Arvia	7,773
James F. Earl	151,236
Deborah M. Fretz	38,136
Deborah A. Golden	54,145
Ernst A. Häberli	11,482
Brian A. Kenney	378,736
Robert C. Lyons	89,281
Mark G. McGrath	30,349
Clifford J. Porzenheim	81,582
James B. Ream	15,303
Robert J. Ritchie	1,863
David S. Sutherland	32,243
Casey J. Sylla	20,438
All Directors and Executive Officers as a group	1,124,797

(1)	Includes (i) units of phantom common stock credited to the accounts of individuals and payable in shares of common stock following retirement from the Board as follows: Ms. Arvia (7,458); Ms. Fretz (37,433); Mr. Häberli (11,482); Mr. McGrath (30,349); Mr. Ream (10,303); Mr. Ritchie (1,863); Mr. Sutherland (22,243); Mr. Sylla (20,438) and directors as a group (141,570); (ii) shares which may be obtained by exercise of previously granted options or SARs within 60 days of March 2, 2012, by Mr. Earl (108,133); Ms. Golden (41,999); Mr. Kenney (293,300); Mr. Lyons (64,599); Mr. Porzenheim (48,899) and directors and executive officers as a group (698,127).

(2)	Each person has sole investment and voting power (or shares such powers with his or her spouse), except with respect to units of phantom common stock, restricted common stock and option grants. None of the directors or named executive officers owned 1% or more of the Company’s outstanding shares of common stock. Directors and executive officers as a group beneficially owned approximately 2.4% of the Company’s outstanding shares of common stock. No director or executive officer owns any shares of Preferred Stock.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The entities listed below are the only persons known to the Company to beneficially own more than 5% of the Company’s common stock. To the Company’s knowledge, except as indicated in the footnotes to this table, the entities named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Percentage of beneficial ownership is based on 46,839,826 shares outstanding as of March 2, 2012.

Name And Address of Beneficial Owner	Shares Beneficially Owned	Percent of Common Stock
State Farm Mutual Automobile Insurance Company(1)	6,399,500	13.66
One State Farm Plaza Bloomington, Illinois 61710

GAMCO Investors, Inc.(2)	5,838,916	12.47
One Corporate Center Rye, New York 10580

Dimensional Fund Advisors LP(3)	3,468,960	7.41
Palisades West, Building One, 6300 Bee Cave Road Austin, Texas 78746

BlackRock, Inc.(4)	2,766,248	5.91
40 East 52nd Street New York, New York 10022

Wellington Management Company, LLP(5)	2,622,829	5.60
280 Congress Street Boston, Massachusetts 02210

(1)	Based on a Schedule 13G amendment filed with the SEC on January 31, 2012. Consists of (i) 3,336,000 shares held by State Farm Mutual Automobile Insurance Company, (ii) 882,800 shares held by State Farm Fire and Casualty Company, (iii) 258,900 shares held by State Farm Investment Management Corp., (iv) 1,608,000 shares held by State Farm Insurance Companies Employee Retirement Trust and (iv) 313,800 shares held by State Farm Insurance Companies Savings and Thrift Plan for U.S. Employees. Each of the foregoing entities expressly disclaims beneficial ownership as to all shares as to which such person has no right to receive the proceeds of sale of the security and disclaims that it is part of a “group” under the regulations of the SEC with regard to the beneficial ownership of these shares of common stock.

(2)

Based on a Schedule 13D amendment filed with the SEC on April 11, 2011. Consists of (i) 3,650,708 shares held by GAMCO Asset Management Inc., (ii) 1,937,500 held by Gabelli Funds, LLC and (iii) 9,200 shares held by Mario Gabelli. Includes the 13,750 shares of common stock issuable upon conversion of all of the shares of GATX Corporation $2.50 Cumulative Convertible Preferred Stock held by GAMCO Asset Management Inc. and Gabelli Funds, LLC. GAMCO Investors, Inc. (“GAMCO”) and certain of its affiliated entities have sole voting and dispositive power with respect to the reported shares, except that (i) GAMCO does not have the authority to vote 241,508 of the reported shares, (ii) Gabelli Funds has sole dispositive and voting power with respect to the shares held by the Funds so long as the aggregate voting interest of all joint filers does not exceed 25% of their total voting interest in GATX and, in that event, the Proxy Voting Committee of each Fund shall respectively vote that Fund’s shares, (iii) at any time, the Proxy Voting Committee of each such Fund may take and exercise in its sole discretion the entire voting power with respect to the shares held by such Fund under special circumstances such as regulatory considerations and (iv) the power of Mario Gabelli and GAMCO is indirect with respect to securities beneficially owned directly by other reporting persons. GAMCO and certain of its affiliated entities may be deemed to constitute a “group” under the regulations of the SEC with regard to beneficial ownership of these shares of common stock, however, GAMCO and each of these affiliated entities do not admit that they constitute a group.

(3)	Based on a Schedule 13G amendment filed with the SEC on February 14, 2012. Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (such as investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment adviser, sub-adviser and/or manager, neither Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) possess voting and/or investment power over the securities of the Company that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Company held by the Funds. However, all shares reported above are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(4)	Based on a Schedule 13G amendment filed with the SEC on February 13, 2012. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, these shares. No one person’s interest in these shares is greater than 5% of the total number of outstanding shares of GATX stock.

(5)	Based on a Schedule 13G filed with the SEC on February 14, 2012. Wellington Management Company, LLP (“Wellington”), in its capacity as an investment adviser, may be deemed to beneficially own 2,622,829 shares which are held of record by clients of Wellington. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such shares. No such client is known to have such right or power with respect to more than 5% of the number of outstanding shares of GATX stock. Wellington does not have sole voting power with respect to any of the reported shares but has shared voting power with respect to 2,262,229 shares.

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC and the NYSE reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms filed. In 2011, due to an administrative error, each of the following officers was delinquent in filing one Form 4 report relating to a grant of restricted stock by the Company: Brian A. Kenney, Robert C. Lyons, James F. Earl, Deborah A. Golden, Michael T. Brooks, William J. Hasek, Curt F. Glenn, Mary K. Lawler, William M. Muckian and Clifford J. Porzenheim. Once the error was discovered, the foregoing grants were promptly reported on Form 5/A. Based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, except as noted above, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were satisfied during fiscal year 2011.

Shareholder Proposals

2012 Annual Meeting Proposals

GATX was not notified of any shareholder proposals for the upcoming 2012 Annual Meeting. In the event that a shareholder proposal is made at the Annual Meeting, the Company may exercise its discretionary voting authority under the proxies it solicits to vote in accordance with its best judgment on any such proposal.

2013 Annual Meeting Proposals

Any shareholder proposal for inclusion in the Company’s proxy materials for the 2013 Annual Meeting pursuant to SEC Rule 14a-8 under the Exchange Act must be received by the Company’s Corporate Secretary at the address set forth in this Proxy Statement no later than November 16, 2012. Any proposal may be included in next year’s proxy statement only if such proposal complies with the Company’s Amended and Restated By-Laws and the rules and regulations promulgated by the SEC, including Rule 14a-8. Nothing in this section shall be deemed to require the Company to include, in its proxy materials relating to any annual meeting, a shareholder proposal that does not meet all of the requirements for inclusion established by the SEC.

In addition, the Company’s Amended and Restated By-laws require that the Company be given advance written notice of nominations for election to the Board of Directors and other matters that shareholders wish to present for action at an annual meeting of shareholders (other than matters included in the Company’s proxy materials in accordance with Rule 14a-8 under the Exchange Act). For matters to be presented at the 2013 Annual Meeting, the Company’s Corporate Secretary must receive such notice at the address set forth in this proxy statement no earlier than December 28, 2012, and no later than January 27, 2013. The notice must contain, and be accompanied by, certain information as specified in the Company’s Amended and Restated By-Laws. The Company recommends that any shareholder wishing to nominate a director at, or bring any other item before, an annual meeting of shareholders review the Company’s Amended and Restated By-Laws, which are available under Corporate Governance in the Investor Relations section of the Company’s website at www.gatx.com.

Other Matters

The Board of Directors does not know of any matters to be presented at the meeting other than those mentioned above. If any other matters do come before the meeting, the holders of the proxy will exercise their discretion in voting thereon.

By order of the Board of Directors,

Senior Vice President, General Counsel and

Secretary

EXHIBIT A

GATX CORPORATION

2012 INCENTIVE AWARD PLAN

ARTICLE 1.

PURPOSE

The purpose of the GATX Corporation 2012 Incentive Award Plan (as it may be amended or restated from time to time, the “Plan”) is to promote the success and enhance the value of GATX Corporation (the “Company”) by linking the individual interests of the members of the Board and Employees to those of Company shareholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company shareholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board and Employees upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1    “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 13. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 13.6, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2    “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.3    “Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalents award, a Phantom Stock award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, “Awards”).

2.4    “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.5    “Award Limit” shall mean with respect to Awards that shall be payable in Shares or in cash, as the case may be, the respective limit set forth in Section 3.3.

2.6    “Board” shall mean the Board of Directors of the Company.

2.7    “Change in Control” shall mean and includes each of the following:

(a)    The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 2.7;

(b)    Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c)    Consummation of a reorganization, merger or consolidation or sale or other disposition (including, without limitation, a disposition occurring by merger, consolidation, sale, or other similar transactions of one or more subsidiaries of the Company) of all or substantially all of the assets of the Company (a “Business Combination”), in each case unless, following such Business Combination (other than a Business Combination of the type referred to in the first parenthetical of this subsection (c) which results in the disposition of all or substantially all of the assets of the Company), (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 65% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination;

(d)    Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company; or

(e)    Consummation of a reorganization, merger or consolidation or sale or other disposition of any subsidiary or of all or substantially all of the assets of any subsidiary of the Company or a disposition (in a single transaction or series of integrated transactions) of all or substantially all of the assets of an operating segment of the Company as identified in the financial statements included in the Company’s most recent Annual Report on Form 10-K (each a “Business Segment”) that is, in either case, the primary employer of a Holder or to which the Holder’s responsibilities primarily relate immediately prior thereto, and which does not constitute a Business Combination as defined in Section 2.7(c), unless immediately thereafter the Company, either directly or indirectly, owns (i) at least 50% of the voting stock of any such subsidiary disposed of or, (ii) in the case of the disposition of all or substantially all of the assets of a subsidiary or Business Segment, at least 50% of both the voting power over and the equity in any entity holding title to such assets.

2.8     “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.

2.9    “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 13.1.

2.10    “Common Stock” shall mean the common stock of the Company, par value $0.625 per share.

2.11    “Company” shall have the meaning set forth in Article 1.

2.12    “Covered Employee” shall mean any Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

2.13    “Director” shall mean a member of the Board, as constituted from time to time.

2.14    “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 10.2.

2.15    “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.16    “Effective Date” shall mean the date the Plan is approved by the Board, subject to approval of the Plan by the Company’s shareholders.

2.17    “Eligible Individual” shall mean any person who is an Employee or a Non-Employee Director, as determined by the Committee.

2.18    “Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any Subsidiary.

2.19    “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its shareholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

2.20    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.21    “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a)    If the Common Stock is listed on any (i) established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) national market system or (iii) automated quotation system on which the Shares are listed, quoted or traded, its Fair Market Value shall be the average of the highest and lowest prices at which a Share is traded on such exchange or system on the date as of which the determination is being made or, if the Common Stock is not traded on the date in question, the average of the highest and lowest prices on the next preceding date on which the Common Stock is traded, based on such source as the Administrator deems reliable;

(b)    If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in such source as the Administrator deems reliable; or

(c)    If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

2.22    “Full Value Award” shall mean any Award other than (i) an Option, (ii) a Stock Appreciation Right or (iii) any other Award for which the Holder pays the intrinsic value existing as of the date of grant (whether directly or by forgoing a right to receive a payment from the Company or any Subsidiary) and that is settled in Shares.

2.23    “Greater Than 10% Shareholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

2.24    “Holder” shall mean a person who has been granted an Award.

2.25    “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.26    “Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.27    “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

2.28    “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 6. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors shall only be Non-Qualified Stock Options.

2.29    “Option Term” shall have the meaning set forth in Section 6.4.

2.30    “Parent” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.31    “Performance Award” shall mean a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 10.1.

2.32    “Performance-Based Compensation” shall mean any compensation that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.33    “Performance Criteria” shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a)    The Performance Criteria that shall be used to establish Performance Goals are limited to the following: (i) earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales or revenue; (iii) income (gross or net, either before or after taxes); (iv) adjusted income (gross or net); (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on shareholders’ equity; (x) total shareholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per Share; (xx) regulatory body approval for commercialization of a product; (xxi) implementation or completion of critical projects; (xxii) market share; (xxiii) economic value; (xxiv) productivity; (xxv) operating efficiency; (xxvi) economic value-added; (xxvii) cash flow return on capital, (xxviii) return on net assets; (xxix) investment volume; and (xxx) Total Gross Income Less Total Ownership Costs (as defined below), any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices. “Total Gross Income Less Total Ownership Costs” shall mean the Company’s “total gross income” less “total ownership costs” as reported in the Company’s consolidated statement of income (or if such amounts are not reported in the Company’s statement of income, the line items in the Company’s statement of income determined by the Committee to correspond thereto).

(b)    The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions. For all Awards intended to qualify as Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, or an individual. The achievement of each Performance Goal shall be determined in accordance with Applicable Accounting Standards.

2.35    “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, and the payment of, an Award.

2.36    “Performance Stock Unit” shall mean a Performance Award awarded under Section 10.1 which is denominated in units of value including dollar value of Shares.

2.37    “Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined under the instructions of the Form S-8 Registration Statement under the Securities Act, after taking into account any state, federal, local or foreign tax and securities laws applicable to transferable Awards.

2.38    “Phantom Stock” shall mean the right to receive Shares or the Fair Market Value of such Shares awarded under Article 9.

2.39    “Plan” shall have the meaning set forth in Article 1.

2.40    “Prior Plan” shall mean the GATX Corporation 2004 Equity Incentive Compensation Plan as such plan may be amended from time to time.

2.41    “Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.42    “Restricted Stock” shall mean Common Stock awarded under Article 8 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.43    “Restricted Stock Units” shall mean the right to receive Shares awarded under Article 9.

2.44    “Securities Act” shall mean the Securities Act of 1933, as amended.

2.45    “Shares” shall mean shares of Common Stock.

2.46    “Stock Appreciation Right” shall mean a stock appreciation right granted under Article 11.

2.47    “Stock Appreciation Right Term” shall have the meaning set forth in Section 11.4.

2.48    “Stock Payment” shall mean (a) a payment in the form of Shares, or (b) an option or other right to purchase Shares, as part of a bonus, deferred compensation or other arrangement, awarded under Section 10.3.

2.49    “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.50    “Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.51    “Termination of Service” shall mean:

(a)    As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Subsidiary, including, but not limited to, as a consultant.

(b)    As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Subsidiary.

The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to Terminations of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Program, the Award Agreement or otherwise, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Holder ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1    Number of Shares.

(a)    Subject to Section 14.2 and Section 3.1(b), the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is (i) 3,500,000 plus (ii) any Shares subject to awards under the Prior Plan which after the Effective Date are forfeited or lapse unexercised or are settled in cash or are not issued under the Prior Plan minus (iii) any Shares subject to awards granted under the Prior Plan after February 27, 2012 and prior to the Effective Date; provided, however, that such aggregate number of Shares available for issuance under the Plan shall be reduced by 1.7 shares for each Share delivered in settlement of any Full Value Award. After the Effective Date, no awards may be granted under the Prior Plan, however, any awards under the Prior Plan that are outstanding as of the Effective Date shall continue to be subject to the terms and conditions of the Prior Plan.

(b)    If (i) any Shares subject to an Award that is not a Full Value Award are forfeited or expire or such Award is settled for cash (in whole or in part) or (ii) any Shares subject to an award under the

Prior Plan are forfeited or expire or an award under the Prior Plan is settled for cash (in whole or in part), the Shares subject to such Award or award under the Prior Plan shall, to the extent of such forfeiture, expiration or cash settlement, again be available for future grants of Awards under the Plan. To the extent that a Full Value Award granted under this Plan is forfeited or expires or such Full Value Award is settled for cash (in whole or in part), the Shares available under the Plan shall be increased by 1.7 Shares subject to such Full Value Award that is forfeited, expired or settled in cash. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a) and will not be available for future grants of Awards: (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Holder or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iv) Shares purchased on the open market with the cash proceeds from the exercise of Options. Any Shares repurchased by the Company under Section 8.4 at the same price paid by the Holder so that such Shares are returned to the Company will again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c)    Substitute Awards shall not reduce the Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.

3.2    Stock Distributed.    Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

3.3    Limitation on Number of Shares Subject to Awards.    Notwithstanding any provision in the Plan to the contrary, and subject to Section 14.2, (a) the maximum aggregate number of Shares with respect to one or more Option or Stock Appreciation Right Awards that may be granted to any one person during any calendar year shall be 500,000, (b) the maximum aggregate number of Shares with respect to one or more Full Value Awards that may be granted to any one person during any calendar year shall be 300,000 and (c) the maximum aggregate amount of cash that may be paid in cash to any one person during any calendar year with respect to one or more Awards payable in cash shall be $5,000,000.

ARTICLE 4.

GRANTING OF AWARDS

4.1    Participation.    The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. No Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

4.2    Award Agreement.    Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award, which may include the term of the Award, the provisions applicable in the event of the Holder’s Termination of Service, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award. Award Agreements evidencing Awards intended to qualify as Performance-Based Compensation shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.3    Limitations Applicable to Section 16 Persons.    Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4    At-Will Employment; Voluntary Participation.    Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director for, the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Subsidiary. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan shall be construed as mandating that any Eligible Individual shall participate in the Plan.

4.5    Foreign Holders.    Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Employees or Non-Employee Directors, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, the Exchange Act, the Securities Act, any other securities law or governing statute, the rules of the securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law. For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.

4.6    Stand-Alone and Tandem Awards.    Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

ARTICLE 5.

PROVISIONS APPLICABLE TO AWARDS INTENDED TO QUALIFY AS PERFORMANCE-BASED COMPENSATION.

5.1    Purpose.    The Committee, in its sole discretion, may determine at the time an Award is granted or at any time thereafter whether such Award is intended to qualify as Performance-Based Compensation. If the Committee, in its sole discretion, decides to grant such an Award to an Eligible Individual that is intended to qualify as Performance-Based Compensation, then the provisions of this Article 5 shall control over any contrary provision contained in the Plan. The Administrator may in its sole discretion grant Awards to other Eligible Individuals that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 5 and that are not intended to qualify as Performance-Based Compensation. Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Covered Employee shall be determined on the basis of Applicable Accounting Standards.

5.2    Applicability.    The grant of an Award to an Eligible Individual for a particular Performance Period shall not require the grant of an Award to such Individual in any subsequent Performance Period and the grant of an Award to any one Eligible Individual shall not require the grant of an Award to any other Eligible Individual in such period or in any other period.

5.3    Types of Awards.    Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to an Eligible Individual intended to qualify as Performance-Based Compensation, including, without limitation, Restricted Stock the restrictions with respect to which lapse upon the attainment of specified Performance Goals, Restricted Stock Units that vest and become payable upon the attainment of specified Performance Goals and any Performance Awards described in Article 10 that vest or become exercisable or payable upon the attainment of one or more specified Performance Goals.

5.4    Procedures with Respect to Performance-Based Awards.    To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted to one or more Eligible Individuals which is intended to qualify as Performance-Based Compensation, no later than 90 days following the commencement of any Performance Period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Eligible Individuals, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period based on the Performance Criteria, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned under such Awards, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant, including the assessment of individual or corporate performance for the Performance Period.

5.5    Payment of Performance-Based Awards.    Unless otherwise provided in the applicable Program or Award Agreement and only to the extent otherwise permitted by Section 162(m)(4)(C) of the Code, as to an Award that is intended to qualify as Performance-Based Compensation, the Holder must be employed by the Company or a Subsidiary throughout the Performance Period. Unless otherwise provided in the applicable Performance Goals, Program or Award Agreement, a Holder shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Goals for such period are achieved.

5.6    Additional Limitations.    Notwithstanding any other provision of the Plan and except as otherwise determined by the Administrator, any Award which is granted to an Eligible Individual and is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder that are requirements for qualification as Performance-Based Compensation, and the Plan, the Program and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 6.

GRANTING OF OPTIONS

6.1    Granting of Options to Eligible Individuals.    The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine which shall not be inconsistent with the Plan.

6.2    Qualification of Incentive Stock Options.    No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any “subsidiary corporation” of the Company (as defined in Section 424(f) of the Code). No person who qualifies as a Greater Than 10% Shareholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any subsidiary or parent corporation thereof (each as defined in Section 424(f) and (e) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted.

6.3    Option Exercise Price.    The exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock

Options granted to a Greater Than 10% Shareholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

6.4    Option Term.    The term of each Option (the “Option Term”) shall be set by the Administrator in its sole discretion; provided, however, that the Option Term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Shareholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Options, which time period may not extend beyond the last day of the Option Term. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder, the Administrator may extend the Option Term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Holder, and may amend any other term or condition of such Option relating to such a Termination of Service.

6.5    Option Vesting.

(a)    The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Subsidiary, any of the Performance Criteria, or any other criteria selected by the Administrator; provided, however, no Option which vests solely based on time shall vest over a period of less than one year. Notwithstanding the foregoing, at any time after grant of an Option, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

(b)    No portion of an Option which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Program, the Award Agreement or by action of the Administrator following the grant of the Option.

6.6    Substitute Awards.    Notwithstanding the foregoing provisions of this Article 6 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant; provided that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

ARTICLE 7.

EXERCISE OF OPTIONS

7.1    Partial Exercise.    An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of shares.

7.2    Manner of Exercise.    All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a)    A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b)    Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations, the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c)    In the event that the Option shall be exercised pursuant to Section 12.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator; and

(d)    Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 12.1 and 12.2.

7.3    Notification Regarding Disposition.    The Holder shall give the Company prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

ARTICLE 8.

AWARD OF RESTRICTED STOCK

8.1    Award of Restricted Stock.

(a)    The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

(b)    The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value of the Shares to be purchased, unless otherwise permitted by applicable law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

8.2    Rights as Shareholders.    Subject to Section 8.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a shareholder with respect to said shares, subject to the restrictions in the applicable Program or in each individual Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Shares shall be subject to the restrictions set forth in Section 8.3. In addition, with respect to a share of Restricted Stock with performance-based vesting, dividends which are paid prior to vesting shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the share of Restricted Stock vests.

8.3    Restrictions.    All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of the applicable Program or in each individual Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Holder’s duration of employment, directorship or consultancy with the Company, the Performance Criteria, Company performance, individual performance or other criteria selected by the Administrator; provided, however, that Restricted Stock that vests based solely on time, shall become vested over a period of not less than one year. Notwithstanding the foregoing, by action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the Program or the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

8.4    Repurchase or Forfeiture of Restricted Stock.    If no price was paid by the Holder for the Restricted Stock, upon a Termination of Service, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the Program or the Award Agreement. The Administrator in its sole discretion may provide that in the event of certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service or any other event, the Holder’s rights in unvested Restricted Stock shall not lapse, such Restricted Stock shall vest and, if applicable, the Company shall not have a right of repurchase.

8.5    Certificates for Restricted Stock.    Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company may, in it sole discretion, (a) retain physical possession of any stock certificate evidencing shares of Restricted Stock until the restrictions thereon shall have lapsed and/or (b) require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Holder deliver a stock power, endorsed in blank, relating to such Restricted Stock.

8.6    Section 83(b) Election.    If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

ARTICLE 9.

AWARD OF RESTRICTED STOCK UNITS AND PHANTOM STOCK

9.1    Grant of Restricted Stock Units and Phantom Stock.    The Administrator is authorized to grant Awards of Restricted Stock Units and Phantom Stock to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.

9.2    Term.    Except as otherwise provided herein, the term of a Restricted Stock Unit award and a Phantom Stock award shall be set by the Administrator in its sole discretion.

9.3    Purchase Price.    The Administrator shall specify the purchase price, if any, to be paid by the Holder to the Company with respect to any Restricted Stock Unit award or Phantom Stock award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by applicable law.

9.4    Vesting.    At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units and Phantom Stock shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s duration of service to the Company or any Subsidiary, one or more Performance Criteria, Company performance, individual performance or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator; provided, however, that, Restricted Stock Units and Phantom Stock that vests solely based on time, shall become vested and nonforfeitable over a period of not less than one year. Notwithstanding the foregoing, by action taken after the Restricted Stock Unit or Phantom Stock is granted, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which the Restricted Stock Unit or Phantom Stock vests.

9.5    Maturity/Settlement and Payment.    At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units and the settlement date applicable to each grant of Phantom Stock, which shall be no earlier than the vesting date or dates of such Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise determined by the Administrator, set forth in any applicable Award Agreement, and subject to compliance with Section 409A of the Code, in no event shall the maturity date relating to each Restricted Stock Unit or the settlement date relating to each share of Phantom Stock occur following the later of (a) the 15th day of the third month following the end of calendar year in which the Restricted Stock Unit or Phantom Stock vests; or (b) the 15th day of the third month following the end of the Company’s fiscal year in which the Restricted Stock Unit or Phantom Stock vests. On the maturity date or the settlement date, as applicable, the Company shall, subject to Section 12.4(e), transfer to the Holder one unrestricted, fully transferable share of Common Stock for each Restricted Stock Unit or share of Phantom Stock, as applicable, scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such shares on the maturity date or settlement date, as applicable, or a combination of cash and Common Stock as determined by the Administrator.

9.6    Payment upon Termination of Service.    An Award of Restricted Stock Units or Phantom Stock shall only be payable while the Holder is an Employee or a member of the Board, as applicable; provided, however, that the Administrator, in its sole and absolute discretion may provide (in an Award Agreement or otherwise) that a Restricted Stock Unit award or Phantom Stock award may be paid subsequent to a Termination of Service in certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service.

9.7    No Rights as a Shareholder.    Unless otherwise determined by the Administrator, a Holder who is awarded Restricted Stock Units or Phantom Stock shall possess no incidents of ownership with respect to the Shares represented by such Restricted Stock Units or Phantom Stock, as applicable, unless and until the same are transferred to the Holder pursuant to the terms of this Plan and the Award Agreement.

ARTICLE 10.

AWARD OF PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, STOCK PAYMENTS

10.1    Performance Awards.

(a)    The Administrator is authorized to grant Performance Awards, including Awards of Performance Stock Units, to any Eligible Individual and to determine whether such Performance Awards shall be Performance-Based Compensation. The value of Performance Awards, including Performance Stock Units, may be linked to any one or more of the Performance Criteria or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Performance Awards, including Performance Stock Unit awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator.

(b)    Without limiting Section 10.1(a), the Administrator may grant Performance Awards to any Eligible Individual in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to a Holder which are intended to be Performance-Based Compensation shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Article 5.

10.2    Dividend Equivalents.    Dividend Equivalents may be granted by the Administrator based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date an Award is granted to a Holder and the date such Award vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Administrator. In addition, Dividend Equivalents with respect to an Award with performance-based vesting that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests.

10.3    Stock Payments.    The Administrator is authorized to make Stock Payments to any Eligible Individual. The number or value of shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more Performance Criteria or any other specific criteria, including service to the Company or any Subsidiary, determined by the Administrator; provided, however, no Stock Payment which vests solely based on time shall vest over a period of less than one year. Shares underlying a Stock Payment which is subject to a vesting schedule or other conditions or criteria set by the Administrator will not be issued until those conditions have been satisfied. Unless otherwise provided by the Administrator, a Holder of a Stock Payment shall have no rights as a Company shareholder with respect to such Stock Payment until such time as the Stock Payment has vested and the Shares underlying the Award have been issued to the Holder. Stock Payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual.

10.4    Term.    The term of a Performance Award, Dividend Equivalent award and/or Stock Payment award shall be set by the Administrator in its sole discretion.

10.5    Purchase Price.    The Administrator may establish the purchase price of a Performance Award or shares distributed as a Stock Payment award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by applicable law.

10.6    Termination of Service.    A Performance Award, Stock Payment award and/or Dividend Equivalent award is distributable only while the Holder is an Employee or Director, as applicable. The Administrator, however, in its sole discretion may provide that the Performance Award, Dividend Equivalent award and/or Stock Payment award may be distributed subsequent to a Termination of Service in certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service.

ARTICLE 11.

AWARD OF STOCK APPRECIATION RIGHTS

11.1    Grant of Stock Appreciation Rights.

(a)    The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine consistent with the Plan.

(b)    A Stock Appreciation Right shall entitle the Holder (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose. Except as described in (c) below, the exercise price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.

(c)    Notwithstanding the foregoing provisions of Section 11.1(b) to the contrary, in the case of an Stock Appreciation Right that is a Substitute Award, the price per share of the shares subject to such Stock Appreciation Right may be less than 100% of the Fair Market Value per share on the date of grant; provided, that the excess of: (i) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (ii) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

11.2    Stock Appreciation Right Vesting.

(a)    The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Holder shall be set by the Administrator and the Administrator may determine that a Stock Appreciation Right may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Subsidiary, or any other criteria selected by the Administrator; provided, however, no Stock Appreciation Right which vests solely based on time shall vest over a period of less than one year. Notwithstanding the foregoing, at any time after grant of a Stock Appreciation Right, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which a Stock Appreciation Right vests.

(b)    No portion of a Stock Appreciation Right which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the applicable Program or Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right.

11.3    Manner of Exercise.    All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the stock administrator of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a)    A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;

(b)    Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance; and

(c)    In the event that the Stock Appreciation Right shall be exercised pursuant to this Section 11.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right.

11.4    Stock Appreciation Right Term.    The term of each Stock Appreciation Right (the “Stock Appreciation Right Term”) shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Stock Appreciation Right is granted. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Stock Appreciation Rights, which time period may not extend beyond the expiration date of the Stock Appreciation Right Term. Except as limited by the requirements of Section 409A of the Code and regulations and rulings thereunder, the Administrator may extend the Stock Appreciation Right Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder, and may amend any other term or condition of such Stock Appreciation Right relating to such a Termination of Service.

11.5    Payment.    Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 11 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

ARTICLE 12.

ADDITIONAL TERMS OF AWARDS

12.1    Payment.    The Administrator shall determine the methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) other form of legal consideration acceptable to the Administrator. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

12.2    Tax Withholding.    The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA or employment tax obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan. The Administrator may in its sole discretion and in satisfaction of the foregoing requirement allow a Holder to elect to have the Company withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of shares which have a fair market value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

12.3    Transferability of Awards.

(a)    Except as otherwise provided in Section 12.3(b):

(i)    No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

(ii)    No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and

(iii)    During the lifetime of the Holder, only the Holder may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

(b)    Notwithstanding Section 12.3(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer an Award other than an Incentive Stock Option to any one or more

Permitted Transferees, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award); (iii) an Award may not be transferred for value or consideration, and (iv) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer.

(c)    Notwithstanding Section 12.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder, except to the extent the Plan, the Program and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married and resides in a community property state, a designation of a person other than the Holder’s spouse as his or her beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is filed with the Administrator prior to the Holder’s death.

12.4    Conditions to Issuance of Shares.

(a)    Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed or traded, and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Holder make such reasonable covenants, agreements, and representations as the Board or the Committee, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

(b)    All Share certificates delivered pursuant to the Plan and all shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state, or foreign securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted, or traded. The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.

(c)    The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d)    No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.

(e)    Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any applicable law, rule or regulation, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

12.5    Forfeiture and Claw-Back Provisions.    Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in an Award Agreement or otherwise, or to require a Holder to agree by separate written or electronic instrument, that:

(a)    (i) Any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (x) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (y) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (z) the Holder incurs a Termination of Service for “cause” (as such term is defined in the sole discretion of the Administrator, or as set forth in a written agreement relating to such Award between the Company and the Holder); and

(b)    All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

12.6    Prohibition on Repricing.    Subject to Section 14.2, the Administrator shall not, without the approval of the shareholders of the Company, (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Subject to Section 14.2, the Administrator shall have the authority, without the approval of the shareholders of the Company, to amend any outstanding Award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.

ARTICLE 13.

ADMINISTRATION

13.1    Administrator.    The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule, an “outside director” for purposes of Section 162(m) of the Code and an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded; provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 13.l or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the terms “Administrator” and “Committee” as used in the Plan shall be deemed to refer to the Board and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 13.6.

13.2    Duties and Powers of Committee.    It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, the Program and the Award Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement; provided, that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not affected adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 14.10. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or Section 162(m) of the Code, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

13.3    Action by the Committee.    Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

13.4    Authority of Administrator.    Subject to any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:

(a)    Designate Eligible Individuals to receive Awards;

(b)    Determine the type or types of Awards to be granted to each Eligible Individual;

(c)    Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d)    Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any performance criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e)    Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f)    Prescribe the form of each Award Agreement, which need not be identical for each Holder;

(g)    Decide all other matters that must be determined in connection with an Award;

(h)    Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i)    Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement;

(j)    Accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects and Section 14.2(d).

(k)    Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

13.5    Decisions Binding.    The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

13.6    Delegation of Authority.    To the extent permitted by applicable law or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to Article 13; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code and applicable securities laws or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 13.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 14.

MISCELLANEOUS PROVISIONS

14.1    Amendment, Suspension or Termination of the Plan.    Except as otherwise provided in this Section 14.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company’s shareholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 14.2, (a) increase the limits imposed in Section 3.1 on the maximum number of shares which may be issued under the Plan, or (b) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan, or (c) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. In addition, to the extent necessary and desirable to comply with any applicable law or stock exchange rule, the Administrator shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required. Except as provided in Section 14.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the Effective Date.

14.2    Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a)    In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of shares which may be issued under the Plan, and adjustments of the Award Limit, and adjustments of the manner in which shares subject to Full Value Awards will be counted); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

(b)    In the event of any transaction or event described in Section 14.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any Subsidiary, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i)    To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 14.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested;

(ii)    To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)    To make adjustments in the number and type of shares of the Company’s stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(iv)    To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement; and

(v)    To provide that the Award cannot vest, be exercised or become payable after such event.

(c)    In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 14.2(a) and 14.2(b):

(i)    The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or

(ii)    The Administrator shall make such equitable adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of shares which may be issued under the Plan, and adjustments of the Award Limit, and adjustments of the manner in which shares subject to Full Value Awards will be counted). The adjustments provided under this Section 14.2(c) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company.

(d)    Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall continue in effect or be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event of a Change in Control, other than one occurring under Section 2.7(e), in which the an Award continues in effect or is assumed or an equivalent Award substituted, and the surviving or successor corporation terminates Holder’s employment or service without cause upon or within twenty-four (24) months, or such lesser period as specified in the Award Agreement, following such Change in Control (not including a Change in Control under Section 2.7(e)), then such Holder shall be fully vested in such continued, assumed or substituted Award. In the event of a Change in Control under Section 2.7(e), the Administrator, in its sole discretion, may specify in the Award Agreement, or at the time of such Change in Control, the treatment of any Award held by a Holder whose employment is affected by such Change in Control.

(e)    In the event that the successor corporation in a Change in Control (other than a Change in Control under Section 2.7(e)) refuses to assume or substitute for the Award, such Awards shall become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such Awards to lapse. If an Award is exercisable in lieu of assumption or substitution in the event of a Change in Control (other than a Change in Control under Section 2.7(e)), the Administrator shall notify the Holder that the Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of such Change in Control, and the Award shall terminate upon the expiration of such period.

(f)    For the purposes of this Section 14.2, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each share of Common Stock subject to an Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

(g)    The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(h)    With respect to Awards which are granted to Covered Employees and are intended to qualify as Performance-Based Compensation, no adjustment or action described in this Section 14.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as Performance-Based Compensation, unless the Administrator determines that the Award should not so qualify. No adjustment or action described in this Section 14.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(i)    The existence of the Plan, the Program, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(j)    No action shall be taken under this Section 14.2 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

(k)    In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the Shares or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.

14.3    Approval of Plan by Shareholders.    The Plan will be submitted for the approval of the Company’s shareholders within twelve (12) months after the date of the Board’s initial adoption of the Plan.

14.4    No Shareholders Rights.    Except as otherwise provided herein, a Holder shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares.

14.5    Paperless Administration.    In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

14.6    Effect of Plan upon Other Compensation Plans.    The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary: (a) to establish any other forms of incentives or compensation for Employees or Directors of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

14.7    Compliance with Laws.    The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal, state, local and foreign laws, rules and regulations (including but not limited to state, federal and foreign securities law and margin requirements), the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

14.8    Titles and Headings, References to Sections of the Code or Exchange Act.    The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

14.9    Governing Law.    The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of New York without regard to conflicts of laws thereof or of any other jurisdiction.

14.10    Section 409A.    To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

14.11    No Rights to Awards.    No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly.

14.12    Unfunded Status of Awards.    The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Subsidiary.

14.13    Relationship to other Benefits.    No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

14.14    Expenses.    The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

EXHIBIT B

GATX CORPORATION

DIRECTOR INDEPENDENCE STANDARD

A director of the Company will not be considered “independent” if:

•	The director is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive of the Company.

•

The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent on continued service).

•

(A) The director is a current partner or employee of a firm that is the Company’s internal or external auditor; (B) the director has an immediate family member who is a current partner of such firm; (C) the director has an immediate family member who is a current employee of such firm and who works on the Company’s audit; or (D) the director or an immediate family member was within the last three years a partner or employee of such firm and personally worked on the Company’s audit within that time.

•

The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee.

•

The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues.

•

The director is a partner of a firm providing tax, accounting, legal or other consulting services to the Company which received payment from the Company for such services, in any of the last three fiscal years, in excess of $250,000.

•

The director is an executive officer or employee, or an immediate family member is an executive officer, of another company that does business with the Company and the sales by that company to the Company or purchases by that company from the Company, in any single fiscal year during the evaluation period, are more than the greater of one percent of the annual revenues of that company or $1 million.

•

The director is an executive officer or employee, or an immediate family member is an executive officer, of another company which is indebted to the Company, or to which the Company is indebted, and the total amount of either company’s indebtedness to the other at the end of the last completed fiscal year is more than one percent of the other company’s total consolidated assets.

•

The director serves as an officer, director or trustee of a charitable organization, and the Company’s discretionary charitable contributions to the organization exceeded one percent of that organization’s total annual charitable receipts during its last completed fiscal year.

In addition, the Board will review all relevant facts and circumstances as to any other relationship which may exist between the Company and any director.

B-1

EXHIBIT C

Location of the

2012 Annual Meeting of the

Shareholders of GATX Corporation

The Northern Trust Company, 50 S. LaSalle Street, Chicago, Illinois

The Annual Meeting will be held in the Assembly Room, Sixth Floor, of The Northern Trust Company, which is located at 50 S. LaSalle Street on the northwest corner of the intersection of LaSalle and Monroe Streets in Chicago, Illinois.

C-1

20350 FOLD AND DETACH HERE YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date. OR If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET http://www.proxyvoting.com/gmt Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. GATX CORPORATION Mark Here for Address Change or Comments SEE REVERSE NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Signature Signature Date Please mark your votes as indicated in this example X THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1, AND FOR PROPOSALS 2, 3 AND 4. FOR AGAINST ABSTAIFOR AGAINST ABSTAIN N FOR AGAINST ABSTAIN 1. ELECTION OF DIRECTORS Nominees: 4. ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION 2. RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012 3. APPROVAL OF THE GATX CORPORATION 2012 INCENTIVE AWARD PLAN In their discretion, the Proxies are authorized to vote upon other matters as may properly come before the meeting. RECEIPT IS HEREBY ACKNOWLEDGED OF THE GATX CORPORATION NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT 1.1 Anne L. Arvia 1.2 Ernst A. Häberli 1.3 Brian A. Kenney 1.4 Mark G. McGrath 1.5 James B. Ream 1.6 Robert J. Ritchie 1.7 David S. Sutherland 1.8 Casey J. Sylla For

20350 You can now access your GATX Corporation account online. Access your GATX Corporation account online via Equity Access. The transfer agent for GATX Corporation now makes it easy and convenient to get current information on your shareholder account. View account status View payment history for dividends View certificate history Make address changes View book-entry information Obtain a duplicate 1099 tax form Visit us on the web at http://www.bnymellon.com/shareowner/equityaccess For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time Equity Access Available 24 hours a day, 7 days a week TOLL FREE NUMBER: 1-866-767-6259 Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The Proxy Statement and the 2011 Annual Report to Shareholders are available at: http://bnymellon.mobular.net/bnymellon/gmt GATX CORPORATION PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS APRIL 27, 2012 THIS PROXY IS SOLICITED ON BEHALF OF GATX CORPORATION’S BOARD OF DIRECTORS The undersigned hereby constitutes and appoints Brian A. Kenney, Deborah A. Golden and Robert C. Lyons, and each of them, the undersigned’s true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of GATX CORPORATION to be held at The Northern Trust Company, 50 South LaSalle Street, Sixth Floor Assembly Room, Chicago, Illinois 60675 on Friday, April 27, 2012, at 9:00 a.m., and at any adjournment thereof, on all matters coming before said meeting. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned shareholder. If this proxy is properly executed and returned but no direction is made, this proxy will be voted FOR all of the nominees for director in proposal 1, and FOR proposals 2, 3 and 4. Whether or not direction is made, this proxy, when properly executed, will be voted in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or postponement thereof. Address Change/Comments (Mark the corresponding box on the reverse side) SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Equity Access at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment. FOLD AND DETACH HERE (Continued and to be marked, dated and signed, on the other side)

20357-grn FOLD AND DETACH HERE YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 PM Eastern Time on April 23, 2012. OR If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET http://www.proxyvoting.com/gmt Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. GATX CORPORATION Mark Here for Address Change or Comments SEE REVERSE NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Signature Signature Date Please mark your votes as indicated in this example X THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1, AND FOR PROPOSALS 2, 3 AND 4. FOR AGAINST ABSTAIFOR AGAINST ABSTAIN N FOR AGAINST ABSTAIN 1. ELECTION OF DIRECTORS Nominees: 4. ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION 2. RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012 3. APPROVAL OF THE GATX CORPORATION 2012 INCENTIVE AWARD PLAN In their discretion, the Proxies are authorized to vote upon other matters as may properly come before the meeting. RECEIPT IS HEREBY ACKNOWLEDGED OF THE GATX CORPORATION NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT 1.1 Anne L. Arvia 1.2 Ernst A. Häberli 1.3 Brian A. Kenney 1.4 Mark G. McGrath 1.5 James B. Ream 1.6 Robert J. Ritchie 1.7 David S. Sutherland 1.8 Casey J. Sylla For

20357-grn Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The Proxy Statement and the 2011 Annual Report to Shareholders are available at: http://bnymellon.mobular.net/bnymellon/gmt GATX CORPORATION PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS APRIL 27, 2012 THIS PROXY IS SOLICITED ON BEHALF OF GATX CORPORATION’S BOARD OF DIRECTORS The undersigned hereby constitutes and appoints Brian A. Kenney, Deborah A. Golden and Robert C. Lyons, and each of them, the undersigned’s true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of GATX CORPORATION to be held at The Northern Trust Company, 50 South LaSalle Street, Sixth Floor Assembly Room, Chicago, Illinois 60675 on Friday, April 27, 2012, at 9:00 a.m., and at any adjournment thereof, on all matters coming before said meeting. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned shareholder. If this proxy is properly executed and returned but no direction is made, this proxy will be voted FOR all of the nominees for director in proposal 1, and FOR proposals 2, 3 and 4. Whether or not direction is made, this proxy, when properly executed, will be voted in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or postponement thereof. Address Change/Comments (Mark the corresponding box on the reverse side) SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 FOLD AND DETACH HERE (Continued and to be marked, dated and signed, on the other side)

20357-yw FOLD AND DETACH HERE YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 PM Eastern Time on April 23, 2012. OR If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET http://www.proxyvoting.com/gmt Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. GATX CORPORATION Mark Here for Address Change or Comments SEE REVERSE NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Signature Signature Date Please mark your votes as indicated in this example X THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1, AND FOR PROPOSALS 2, 3 AND 4. FOR AGAINST ABSTAIFOR AGAINST ABSTAIN N FOR AGAINST ABSTAIN 1. ELECTION OF DIRECTORS Nominees: 4. ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION 2. RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012 3. APPROVAL OF THE GATX CORPORATION 2012 INCENTIVE AWARD PLAN In their discretion, the Proxies are authorized to vote upon other matters as may properly come before the meeting. RECEIPT IS HEREBY ACKNOWLEDGED OF THE GATX CORPORATION NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT 1.1 Anne L. Arvia 1.2 Ernst A. Häberli 1.3 Brian A. Kenney 1.4 Mark G. McGrath 1.5 James B. Ream 1.6 Robert J. Ritchie 1.7 David S. Sutherland 1.8 Casey J. Sylla For

20357-yw Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The Proxy Statement and the 2011 Annual Report to Shareholders are available at: http://bnymellon.mobular.net/bnymellon/gmt GATX CORPORATION PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS APRIL 27, 2012 THIS PROXY IS SOLICITED ON BEHALF OF GATX CORPORATION’S BOARD OF DIRECTORS The undersigned hereby constitutes and appoints Brian A. Kenney, Deborah A. Golden and Robert C. Lyons, and each of them, the undersigned’s true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of GATX CORPORATION to be held at The Northern Trust Company, 50 South LaSalle Street, Sixth Floor Assembly Room, Chicago, Illinois 60675 on Friday, April 27, 2012, at 9:00 a.m., and at any adjournment thereof, on all matters coming before said meeting. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned shareholder. If this proxy is properly executed and returned but no direction is made, this proxy will be voted FOR all of the nominees for director in proposal 1, and FOR proposals 2, 3 and 4. Whether or not direction is made, this proxy, when properly executed, will be voted in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or postponement thereof. Address Change/Comments (Mark the corresponding box on the reverse side) SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 FOLD AND DETACH HERE (Continued and to be marked, dated and signed, on the other side)